EXHIBIT 99.1


                                 $474,623,000(1)
                                  (Approximate)
                          GSAA Home Equity Trust 2004-8
                    GS Mortgage Securities Corp., Depositor
                            Asset-Backed Certificates

Overview of the Offered Certificates
------------------------------------

------------------------------------------------------------------------------------
               Approximate Initial    Certificate        Primary           Target
                    Principal            Type           Collateral         Credit
Certificates      Balance (1)(2)                         Group(3)        Support(4)
------------------------------------------------------------------------------------
    A-1                 $97,857,000         Sr            Group I          7.00%
    A-2                $140,596,000         Sr           Group II          7.00%
    A-3                $207,180,000         Sr           Group III         7.00%
    M-1                 $12,219,000         Mez      Group I, II & III     4.45%
    M-2                  $9,344,000         Mez      Group I, II & III     2.50%
    B-1                  $7,427,000         Sub      Group I, II & III     0.95%
------------------------------------------------------------------------------------
   Total               $474,623,000
------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                       Initial     Average      Principal
                    Pass-Through     Life        Payment         Ratings
Certificates          Rate (5)     (yrs)(6)   Window (6) (7)     Moody's/S&P
-----------------------------------------------------------------------------
    A-1             LIBOR + [ ]%       2.40    10/04 - 1/11      Aaa/AAA
    A-2             LIBOR + [ ]%       2.40    10/04 - 1/11      Aaa/AAA
    A-3             LIBOR + [ ]%       2.39    10/04 - 1/11      Aaa/AAA
    M-1             LIBOR + [ ]%       4.40    11/07 - 1/11      Aa2/AA
    M-2             LIBOR + [ ]%       4.38    10/07 - 1/11       A2/A
    B-1             LIBOR + [ ]%       4.27    10/07 - 1/11     Baa2/BBB+
-----------------------------------------------------------------------------
   Total
-----------------------------------------------------------------------------

Overview of the Non-Offered Certificates
----------------------------------------

--------------------------------------------------------------------------------------
               Approximate Initial    Certificate        Primary
                    Principal            Type           Collateral         Credit
Certificates      Balance (1)(2)                         Group(3)        Support(4)
--------------------------------------------------------------------------------------
    B-2             $2,875,000           Sub        Group I, II & III      0.35%
--------------------------------------------------------------------------------------
   Total            $2,875,000
--------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                     Target      Initial       Average         Principal
                  Pass-Through     Life        Payment         Ratings
Certificates        Rate (5)     (yrs)(6)   Window (6) (7)     Moody's/S&P
----------------------------------------------------------------------------
    B-2              [ ]%           3.44      10/07 - 6/09      Ba1/BB+
----------------------------------------------------------------------------
   Total
----------------------------------------------------------------------------

(1) The aggregate initial principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(2) The principal balance of the Offered Certificates is based on the scheduled principal balance of the loans as of the Statistical Calculation Date rolled forward one month at an assumed prepayment rate of 6% CPR.

(3) The Class A-1, Class A-2 and Class A-3 Certificates are entitled to receive principal and interest payments primarily from the primary collateral group indicated. Under certain circumstances, the Class A-1, Class A-2 and Class A-3 Certificates may receive principal and interest from the other collateral group.

(4) Fully-funded overcollateralization will be 0.35%.

(5) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.

(6) Assuming payments based on the pricing speeds outlined in "Key Terms " section of this Term Sheet and to a 10% Clean-up Call on the Certificates.

(7) The Final Scheduled Distribution Date for the Offered Certificates is the Distribution Date in September 2034.

Selected Mortgage Pool Data (8)
---------------------------

----------------------------------------------------------------------------------------------------------------------
                                               All Loans             Group I            Group II           Group III
----------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                $481,701,989        $105,772,747        $151,965,175        $223,964,067
Number of Mortgage Loans:                          1,847                 579                 818                 450
Avg. Scheduled Principal Balance:               $260,802            $182,682            $185,776            $497,698
Percentage of IO Loans:                            90.53%              94.66%              97.05%              84.15%
Wtd. Avg. Gross Coupon:                            5.975%              6.137%              6.169%              5.767%
Wtd. Avg. Net Coupon(9):                           5.650%              5.837%              5.865%              5.416%
Wtd. Avg. Original FICO Score:                       706                 722                 702                 701
Wtd. Avg. Original LTV Ratio:                      77.35%              79.18%              78.08%              75.98%
Wtd. Avg. Std. Remaining Term (Mo.):                 359                 359                 359                 358
Wtd. Avg. Seasoning (Mo.):                             1                   1                   1                   2
Wtd. Avg. Months to Roll:                             40                  39                  40                  40
Wtd. Avg. Gross Margin:                             2.67%               2.67%               2.70%               2.64%
Wtd. Avg. Initial Rate Cap:                         4.19%               4.29%               4.39%               4.01%
Wtd. Avg. Periodic Rate Cap:                        1.26%               1.14%               1.18%               1.37%
Wtd Avg. Gross Maximum Lifetime Rate:              11.84%              11.94%              12.01%              11.68%
----------------------------------------------------------------------------------------------------------------------


(8) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(9) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less Servicing Fee Rate and Trustee Fee Rate.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

   o The mortgage loans in the transaction consist of Alt-A type, hybrid, adjustable rate, first lien, residential mortgage loans (the "Mortgage Loans") originated and serviced by GreenPoint Mortgage Funding, Inc. ("GreenPoint") (58.0%), IndyMac Bank, F.S.B. ("IndyMac") (40.6%), and Countrywide Home Loans, Inc. ("Countrywide") (1.4%).

   o Credit support for the Offered Certificates will be provided through a senior/subordinate structure, fully-funded overcollateralization of 0.35%, excess spread, and mortgage insurance on certain Mortgage Loans.

   o This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on all Offered Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of approximately $479,175,541, a term of 57 months beginning on the first distribution date, and the trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date shown in the tables appearing on page 42 with an upper collar of 10.00%. (See Appendix A for Interest Rate Cap details).

   o This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Class A-1 Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on the Class A-1 Certificates in the manner described herein. The Class A-1 Interest Rate Cap will have an initial notional amount of approximately $76,261,689, a term of 14 months beginning on the 26th distribution date, and the class will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date shown in the tables appearing on page 44 with an upper collar of 10.00%. (See Appendix B for Class A-1 Interest Rate Cap details).

   o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

   o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

   o The transaction will be modeled on INTEX as "GSAA0408" and on Bloomberg as "GSAA 04-8".

   o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:        On or before September 23, 2004

Cut-off Date:                 September 1, 2004

Statistical Calculation
Date:                         August 1, 2004

Expected Pricing Date:        On or before September 15, 2004

First Distribution Date:      October 25, 2004

Key Terms
---------

Offered Certificates:         Class A-1, A-2, A-3, M-1, M-2, and B-1
                              Certificates

Class A Certificates:         Class A-1, A-2, and A-3 Certificates

Variable Rate Certificates:   Class A-1, A-2, A-3, M-1, M-2, and B-1
                              Certificates

Fixed Rate Certificate:       Class B-2 Certificates

Subordinate Certificates:     Class M-1, M-2, B-1, and B-2 Certificates

Depositor:                    GS Mortgage Securities Corp.

Manager:                      Goldman, Sachs & Co.

Servicers:                    GreenPoint Mortgage Funding, Inc. (58.0%), IndyMac
                              Bank, F.S.B. (40.6%), and Countrywide Home Loans
                              Servicing LP (1.4%)


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Master Servicer:              Wells Fargo Bank, N.A.

Securities Administrator:     Wells Fargo Bank, N.A.

Trustee:                      Deutsche Bank National Trust Company

Servicing Fee Rates:          37.5 bps (50.3%), 25.0 bps (48.3%), and 75.0 bps
                               (1.4%)

Trustee Fee Rate:             0.5 bps

Interest Rate Cap Provider:   Goldman Sachs Capital Markets LP, as the cap
                              provider. The short term unsecured debt
                              obligations of the guarantor of the cap provider, The Goldman Sachs Group, Inc., are rated P-1 by
                              Moody's, A-1 by S&P, and F1+ by Fitch. The long term unsecured debt obligations of the guarantor of the cap provider are rated Aa3 by Moody's, A+ by S&P, and AA by Fitch.

Distribution Date:            25th day of the month or the following business
                              day

Record Date:                  For any Distribution Date, the last business day
                              of the Interest Accrual Period

Delay Days:                   24 days on the Fixed Rate Certificates 0 day delay
                              on the Variable Rate Certificates

Day Count:                    Actual/360 basis for the Variable Rate
                              Certificates and 30/360 basis for the Fixed Rate
                              Certificates

Interest Accrual Period:      For the Variable Certificates, the prior
                              Distribution Date to the day prior to the current
                              Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the Fixed Rate Certificate, the calendar month immediate proceeding the then current Distribution Date.

Pricing Prepayment
Assumption:                   30% CPR

Due Period:                   For the Mortgage Loans, the period commencing on
                              the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs

Mortgage Loans:               The trust will consist of Alt-A type, hybrid,
                              adjustable rate, first lien residential mortgage loans with an approximate average scheduled principal balance of $260,802

Group I Mortgage Loans:       Approximately $105,772,747 of Mortgage Loans with
                              original principal balances that conform to the original principal balance limits for one to four family residential mortgage loan guidelines set by either Fannie Mae or Freddie Mac

Group II Mortgage Loans:      Approximately $151,965,175 of Mortgage Loans with
                              original principal balances that conform to the original principal balance limits for one to four family residential mortgage loan guidelines set by either Fannie Mae or Freddie Mac

Group III Mortgage Loans:     Approximately $223,964,067 of Mortgage Loans with
                              original principal balances that may or may not conform to the original principal balance limits for one to four family residential mortgage loan guidelines set by either Fannie Mae or Freddie Mac

Interest Rate Cap:            This transaction will have a 1-month LIBOR
                              interest rate cap available to pay Basis Risk
                              Carry forward Amounts on all the Offered
                              Certificates. The Interest Rate Cap will have an initial notional amount of $479,175,689 for a term of 57 months beginning on the first distribution date.

Class A-1 Interest Rate Cap:  This transaction will have a 1-month LIBOR interest rate cap available to pay Basis Risk Carry forward Amounts on the Class A-1 Certificates. The Class A-1 Interest Rate Cap will


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              have an initial notional amount of $76,261,689 for a term of 14 months beginning on the 26th distribution date.

Servicer Advancing:           Yes as to principal and interest, subject to
                              recoverability

Compensating Interest:        The Servicer shall provide compensating interest
                              equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage
                              Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related
                              Distribution Date occurs and (B) the aggregate
                              Servicing Fee received by the Servicer for that Distribution Date

Optional Clean-up Call:       The transaction has a 10% optional clean-up call

Rating Agencies:              Moody's Investors Service and Standard & Poor's
                              Ratings Group

Minimum Denomination:         $50,000 with regard to each of the Offered
                              Certificates

Legal Investment:             It is anticipated that the Class A Certificates
                              and Class M-1 Certificates will be SMMEA eligible

ERISA Eligible:               Underwriter's exemption is expected to apply to
                              all Offered Certificates. However, prospective purchasers should consult their own counsel

Tax Treatment:                All Offered Certificates represent REMIC regular
                              interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract

Prospectus:                   The Offered Certificates will be offered pursuant
                              to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus PLEASE SEE "RISK FACTORS"
                              IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION
                              THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN
                              INVESTMENT IN THE OFFERED CERTIFICATES


Structure of the Offered Certificates
-------------------------------------

Description of Principal and Interest Distributions

Until the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization (which is one component of the credit support available to the Certificateholders).

Interest on the Offered Certificates will be paid monthly at a rate of one-month LIBOR plus a margin, subject to the WAC Cap or the applicable loan group cap as described below. The interest paid to each class of Offered Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Servicemember's Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Offered Certificates attributable to the WAC Cap or the applicable Loan Group Cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates. Such carry forward will not be paid back after the certificate principal balance of the applicable class has been reduced to zero.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.35% overcollateralization and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Cut-off Date, 100% of the Mortgage Loans with LTVs greater than 80% will be covered by borrower paid mortgage insurance.

Credit Enhancement Percentage Before Step-Down. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in October 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 14.00%.

          Class      Credit Enhancement Percentage       Step-Down Credit
                                                     Enhancement Percentage
--------------------------------------------------------------------------------
            A                  7.00%                         14.00%
           M-1                 4.45%                         8.90%
           M-2                 2.50%                         5.00%
           B-1                 0.95%                         1.90%
           B-2                 0.35%                         0.70%

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure and REO) or (ii) during such period, aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

      Distribution Date                                   Cumulative Realized Loss Percentage:
-----------------------------------------------------------------------------------------------------------------------------
October 2007 - September 2008       1.000% for the first month, plus an additional 1/12th of 0.250% for each month thereafter

October 2008 - September 2009       1.250% for the first month, plus an additional 1/12th of 0.500% for each month thereafter

October 2009 - September 2010       1.750% for the first month, plus an additional 1/12th of 0.250% for each month thereafter

October 2010 and thereafter         2.000%

Step-Up Coupons. If the Optional Clean-up Call is not exercised on the date that it is first exercisable, (i) the Pass-Through Rate on the Class A Certificates will increase to 2x their respective initial margins and the Pass-Through Rate on the Subordinate Certificates other than the Class B-2 Certificates will increase to 1.5x their respective initial margins and (ii) the Pass-Through Rate on the Class B-2 Certificates will increase by 0.50% per annum.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]%, (ii) the Loan Group I Cap, and (iii) the WAC Cap calculated based on an actual/360 basis.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a per annum interest rate equal to the least of (i) one-month LIBOR plus [ ]%,
(ii) the Loan Group II Cap, and (iii) the WAC Cap calculated based on an actual/360 basis.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a per annum interest rate equal to the least of (i) one-month LIBOR plus [ ]%,
(ii) the Loan Group III Cap, and (iii) the WAC Cap calculated based on an actual/360 basis.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) one-month LIBOR plus [ ]% and (ii) the WAC Cap calculated based on an actual/360 basis.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) one-month LIBOR plus [ ]% and (ii) the WAC Cap calculated based on an actual/360 basis.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) one-month LIBOR plus [ ]% and (ii) the WAC Cap calculated based on an actual/360 basis.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate.

Loan Group I Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

Loan Group II Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

Loan Group III Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group III Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

Loan Group Cap. Either the Loan Group I Cap, Loan Group II Cap or the Loan Group III Cap.

Class A Basis Risk Carry Forward Amount. As to any Distribution Date where the pass-through for such related class of Certificates is limited by the related Loan Group Cap or WAC Cap as applicable, the supplemental interest amount for the Class A Certificates will equal the sum of: (i) the excess, if any, that the related class of Class A Certificates, as applicable, would otherwise be due at the related Pass-Through Rate (without regard to the applicable Loan Group Cap or the WAC Cap) over interest due on such class of Class A Certificates at a rate equal to the lesser of the applicable Loan Group Cap or the WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class of Class A Certificates, as applicable, remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Pass-Through Rate for such class of Class A Certificates (without regard to the WAC Cap or Loan Group I Cap, Loan Group II Cap or Loan Group III Cap).

Class M-1, M-2, B-1 and B-2 Basis Risk Carry Forward Amounts. As to any Distribution Date where the pass-through for such related class of Certificates is limited by the WAC Cap, the supplemental interest amount for each of the Class M-1, M-2, B-1 and B-2 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap,
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Accrued Certificate Interest. For each class of the Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less servicing and trustee fees.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Remittance Amount.  On any Distribution Date, the sum of

            (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer on the related Servicer Remittance Date,

            (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

            (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

            (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to such Distribution Date,

            (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

            (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, based on the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, based on the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Group III Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group III Mortgage Loans, based on the Class A Principal Allocation Percentage for the Class A-3 Certificates.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less servicing fees and trustee fees) and available for distribution during the related due period, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the Certificates from the Interest Remittance Amount and Principal Remittance Amount respectively.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; (ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (iii) in the case of the Class A-3 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group III Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A Principal Distribution Amount. An amount equal to the excess of (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date and (B) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date minus 0.35% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.10% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.35% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.35% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 98.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.35% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (E) the certificate principal balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 99.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.35% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable servicer for the related advances and the applicable servicing fees, and trustee fees in respect of such Mortgage Loan.

Distributions

Interest Distributions on the Offered Certificates. On each Distribution Date, the Interest Remittance Amount will be distributed sequentially as follows:

      (i) Concurrently,


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  (A) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-1 Certificates from prior Distribution Dates;

                  (B) from the Interest Remittance Amount related to the Group II Mortgage Loans to the Class A-2 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2 Certificates from prior Distribution Dates;

                  (C) from the Interest Remittance Amount related to the Group III Mortgage Loans to the Class A-3 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-3 Certificates from prior Distribution Dates;

                  (D) provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (A), (B) or (C) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (A), (B) or (C) above will be available to cover that shortfall;

      (ii)  to the Class M-1 Certificates, their Accrued Certificate Interest,

      (iii) to the Class M-2 Certificates, their Accrued Certificate Interest,

      (iv) to the Class B-1 Certificates, their Accrued Certificate Interest, and

      (v)   to the Class B-2 Certificates, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates the Group I Principal Distribution Amount, until their certificate principal balance has been reduced to zero,

(b) to the Class A-2 Certificates, the Group II Principal Distribution Amount, until their certificate principal balance has been reduced to zero,

(c) to the Class A-3 Certificates, the Group III Principal Distribution Amount, until their certificate principal balance has been reduced to zero, and

(d) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a),
            (b), and (c) will be distributed sequentially in the following order of priority:

            (i) to the Class M-1 Certificates, until their certificate principal balance has been reduced to zero,

            (ii) to the Class M-2 Certificates, until their certificate principal balance has been reduced to zero,

            (iii) to the Class B-1 Certificates, until their certificate principal balance has been reduced to zero, and

            (iv) to the Class B-2 Certificates, until their certificate principal balance has been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be distributed sequentially as follows:

(a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount multiplied by the Class A Principal Allocation percentage for the Class A-1 Certificates, until their certificate principal balance has been reduced to zero,

(b) to the Class A-2 Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount multiplied by the Class A Principal Allocation percentage for the Class A-2 Certificates, until their certificate principal balance has been reduced to zero,


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(c) to the Class A-3 Certificates, the lesser of the Group III Principal Distribution Amount and the portion of the Class A Principal Distribution Amount multiplied by the Class A Principal Allocation percentage for the Class A-3 Certificates, until their certificate principal balance has been reduced to zero, and

(d) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraphs (a),
            (b) or (c) will be distributed sequentially in the following order of priority:

            (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their certificate principal balance has been reduced to zero,

            (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their certificate principal balance has been reduced to zero,

            (iii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their certificate principal balance has been reduced to zero, and

            (iv) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their certificate principal balance has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be distributed sequentially as follows:

            (i) to pay the holders of the Offered Certificates in respect of principal (in the amounts and order of priority as described above under "Principal Distributions on the Offered Certificates"),

            (ii) to the Class M-1 Certificates, their unpaid interest shortfall amount,

            (iii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

            (iv) to the Class B-1 Certificates, their unpaid interest shortfall amount,

            (v) to the Class B-2 Certificates, their unpaid interest shortfall amount,

            (vi) concurrently, any Class A Basis Risk Carry Forward Amount to the Class A Certificates pro rata, based on the Class A Basis Risk Carry Forward Amounts payable to each class of the Class A Certificates, and

            (vii) sequentially, to Class M-1, M-2, B-1 and B-2 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts.

            (viii) from any available Class A-1 Interest Rate Cap payments to the Class A-1 Certificates up to their respective unpaid Basis Risk Carry Forward Amount,

            (ix) from any available Interest Rate Cap payments, concurrently and pro rata (based on their respective unpaid Basis Risk Carry Forward Amounts) to the Class A-1, A-2 and A-3 Certificates up to their respective unpaid Basis Risk Carry Forward Amount, (B) from any remaining Interest Rate Cap payments, sequentially to the Class M-1, M-2, B-1, and B-2 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and (C) to the extent remaining to the excess cashflow certificates.

Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-2, B-1, M-2 and M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of

Class A Certificates. Class A Principal Allocation. All principal distributions to the Class A Certificates on any Distribution Date will be allocated among the Class A-1, A-2, and A-3 Certificates based on the Class A Principal Allocation Percentage for each such Class on such Distribution Date. However, if the Class Certificate Balances of the Class A certificates in any Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the other Class A Certificate Groups remaining outstanding pro rata based on the Class Certificate Balances of the Class A certificates in those other Class A Certificate Groups remaining outstanding after giving effect to principal distributions from the loan groups related to those other Class A Certificate Groups outstanding, until their Class Certificate Balances have been reduced to zero. In the event that the Class Certificate Balances of the Subordinate


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Certificates and the overcollateralization have been reduced to zero, any principal distributions to the Class A Certificates are required to be allocated pro rata to the Class A Certificates based on the Class Certificate Balances of the Class A Certificates.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

O   The Pricing Prepayment Assumption (as defined on page 3 above) is applied

O 1-month, 6-month, 1-year Forward LIBOR and 1-year CMT curves (as of close on September 9, 2004) are used

O   33% loss severity

O   There is a 6 month lag in recoveries

O Priced to call with collateral losses calculated through the life of the applicable bond

O All Variable Certificates are priced at par, Class B-2 is priced 85.739% plus accrual

------------------------------------------------------------------------------------------------------------------
                                       First Dollar of Loss            LIBOR Flat                0% Return
------------------------------------------------------------------------------------------------------------------
Class M-1    CDR (%)                                   11.24                      11.37                      12.19
             Yield (%)                                 4.350                      3.799                      0.001
             WAL (yr)                                   4.92                       4.92                       4.73
             Modified Duration                          4.46                       4.47                       4.45
             Principal Window                  Aug09 - Aug09              Aug09 - Aug09              Jul09 - Jul09
             Principal Writedown           15,482.47 (0.13%)         381,530.00 (3.12%)      2,542,104.70 (20.80%)
             Total Collat Loss         35,019,597.12 (7.31%)      35,371,133.62 (7.38%)      37,362,804.59 (7.80%)
------------------------------------------------------------------------------------------------------------------
Class M-2    CDR (%)                                    7.92                       8.14                       8.73
             Yield (%)                                 5.017                      3.880                      0.019
             WAL (yr)                                   5.34                       5.24                       4.97
             Modified Duration                          4.71                       4.66                       4.65
             Principal Window                  Jan10 - Jan10              Dec09 - Dec09              Nov09 - Nov09
             Principal Writedown            2,813.69 (0.03%)         606,229.10 (6.49%)      2,328,820.37 (24.92%)
             Total Collat Loss         26,355,290.48 (5.50%)      26,879,493.39 (5.61%)      28,473,042.19 (5.94%)
------------------------------------------------------------------------------------------------------------------
Class B-1    CDR (%)                                    5.43                       5.73                       6.22
             Yield (%)                                 5.705                      3.920                      0.042
             WAL (yr)                                   5.59                       5.51                       5.14
             Modified Duration                          4.79                       4.81                       4.80
             Principal Window                  Apr10 - Apr10              Apr10 - Apr10              Mar10 - Mar10
             Principal Writedown           23,747.03 (0.32%)        816,288.58 (10.99%)      2,180,534.52 (29.36%)
             Total Collat Loss         18,932,114.13 (3.95%)      19,898,513.57 (4.15%)      21,360,409.54 (4.46%)
------------------------------------------------------------------------------------------------------------------
Class B-2    CDR (%)                                    4.19                    N/A                           4.69
             Yield (%)                                 8.100                    N/A                          0.059
             WAL (yr)                                   5.76                    N/A                           5.13
             Modified Duration                          4.75                    N/A                           4.78
             Principal Window                  Jun10 - Jun10                    N/A                  May10 - May10
             Principal Writedown           12,148.15 (0.42%)                    N/A          1,131,621.98 (39.36%)
             Total Collat Loss         14,993,472.20 (3.13%)                    N/A          16,592,430.57 (3.46%)
------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In SEC. addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data [TO BE UPDATED]
-------------------------------------------

                             All Mortgage Loans (1)

      Scheduled Principal Balance:                               $481,701,989
      Number of Mortgage Loans:                                         1,847
      Average Scheduled Principal Balance:                           $260,802
      Percentage of IOs:                                               90.53%
      Weighted Average Gross Coupon:                                   5.975%
      Weighted Average Net Coupon (2):                                 5.650%
      Weighted Average Original FICO Score:                               706
      Weighted Average Original LTV Ratio:                             77.35%
      Weighted Average Stated Remaining Term (months):                    359
      Weighted Average Seasoning (months):                                  1
      Weighted Average Months to Roll:                                     40
      Weighted Average Gross Margin:                                    2.67%
      Weighted Average Initial Rate Cap:                                4.19%
      Weighted Average Periodic Rate Cap:                               1.26%
      Weighted Average Gross Maximum Lifetime Rate:                    11.84%

(1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fee.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    Distribution By Current Principal Balance

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
Current Principal     Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
     Balance         Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below         23      $904,214      0.19%      6.693%        703    $39,314      72.50%      86.42%     29.32%       8.89%
$50,001 - $75,000       66     4,316,806      0.90       6.375         717     65,406      76.70       86.16      40.23       11.15
$75,001 - $100,000     122    10,898,148      2.26       6.430         718     89,329      77.24       87.39      50.75       18.23
$100,001 - $125,000    193    21,866,733      4.54       6.278         714    113,299      79.37       89.36      35.32       32.82
$125,001 - $150,000    202    27,606,778      5.73       6.168         716    136,667      78.38       88.83      41.65       38.16
$150,001 - $200,000    270    47,515,436      9.86       6.159         710    175,983      78.58       88.46      36.49       48.44
$200,001 - $250,000    204    45,861,454      9.52       6.064         710    224,811      78.43       86.96      23.54       58.28
$250,001 - $300,000    155    42,646,411      8.85       5.963         703    275,138      78.97       88.46      23.45       66.07
$300,001 - $350,000    158    51,580,904     10.71       6.038         708    326,461      78.71       87.73      14.11       65.41
$350,001 - $400,000    107    40,568,574      8.42       5.878         707    379,146      77.34       85.51      20.54       74.98
$400,001 - $450,000     99    42,311,468      8.78       5.919         710    427,389      77.77       84.68      23.17       74.82
$450,001 - $500,000     84    40,300,319      8.37       5.813         695    479,766      78.12       85.39      25.08       72.45
$500,001 - $550,000     50    26,193,235      5.44       5.630         700    523,865      76.40       83.83      23.82       89.85
$550,001 - $600,000     30    17,399,622      3.61       5.948         684    579,987      73.09       78.97      16.87       77.02
$600,001 - $650,000     44    28,119,691      5.84       5.863         695    639,084      73.67       80.52      15.54       86.44
$650,001 - $700,000     11     7,481,908      1.55       6.006         709    680,173      69.73       76.86      36.28       73.46
$700,001 - $750,000      7     5,129,841      1.06       5.068         727    732,834      76.40       80.34      42.36      100.00
$750,001 - $800,000      5     3,906,317      0.81       5.659         711    781,263      77.99       79.98      20.47       79.66
$800,001 - $850,000      4     3,346,750      0.69       5.246         706    836,688      71.26       75.01      50.09       75.33
$850,001 - $900,000      2     1,800,000      0.37       6.250         698    900,000      75.00       79.17      50.00      100.00
$950,001 - $1,000,000    5     4,926,380      1.02       5.464         727    985,276      69.96       69.96      20.23       79.77
$1,000,001 & Above       6     7,021,000      1.46       6.075         703  1,170,167      71.94       77.18      52.09       84.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,847  $481,701,989    100.00%      5.975%        706   $260,802      77.35%      85.54%     26.34%      64.84%
====================================================================================================================================


                          Distribution By Current Rate

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Current Rate         Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00% & Below          183   $61,652,124     12.80%      4.614%        711   $336,897      75.60%      82.95%     41.46%      94.38%
5.01% - 5.50%          209    68,836,608     14.29       5.368         707    329,362      75.65       85.18      31.88       90.57
5.51% - 6.00%          477   131,619,757     27.32       5.820         701    275,932      76.37       83.56      26.46       69.94
6.01% - 6.50%          481   109,885,286     22.81       6.322         710    228,452      78.55       87.05      23.01       46.62
6.51% - 7.00%          362    79,881,303     16.58       6.791         706    220,667      79.24       88.14      17.85       49.55
7.01% - 7.50%          106    22,744,056      4.72       7.281         702    214,567      79.83       88.62      12.17       33.55
7.51% - 8.00%           25     6,273,249      1.30       7.749         703    250,930      79.57       85.66      35.63       13.66
8.01% & Above            4       809,605      0.17       8.348         696    202,401      76.54       85.89       0.00       53.98
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,847  $481,701,989    100.00%      5.975%        706   $260,802      77.35%      85.54%     26.34%      64.84%
====================================================================================================================================


                              Distribution By FICO

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
FICO                 Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
780 & Above            114   $26,450,934      5.49%      5.831%        792   $232,026      77.09%      85.08%     32.66%      43.27%
760 - 779              174    43,490,199      9.03       5.891         769    249,944      77.54       86.13      27.47       50.89
740 - 759              199    49,547,013     10.29       6.094         748    248,980      78.63       87.13      28.39       47.92
720 - 739              252    61,273,467     12.72       5.921         729    243,149      77.75       87.21      26.90       54.59
700 - 719              287    72,059,795     14.96       5.931         709    251,079      77.42       87.15      27.83       68.60
680 - 699              311    83,540,646     17.34       6.002         689    268,619      78.16       86.03      20.95       66.41
660 - 679              256    69,432,456     14.41       6.062         670    271,221      76.88       85.04      22.56       75.95
640 - 659              163    49,377,019     10.25       6.049         651    302,926      76.01       82.50      26.06       82.86
620 - 639               91    26,530,459      5.51       5.827         630    291,544      74.93       79.31      36.37       86.64
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,847  $481,701,989    100.00%      5.975%        706   $260,802      77.35%      85.54%     26.34%      64.84%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Original LTV

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Original LTV         Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below           8    $1,524,618      0.32%      5.468%        740   $190,577      31.23%      31.68%      0.00%      71.81%
40.01% - 50.00%         23     5,851,906      1.21       5.725         700    254,431      45.20       46.89      18.97       72.86
50.01% - 60.00%         46    16,231,092      3.37       5.642         698    352,850      55.84       58.78      27.46       79.55
60.01% - 70.00%        146    48,938,605     10.16       5.707         691    335,196      66.60       72.68      19.65       68.56
70.01% - 80.00%       1482   375,614,405     77.98       6.012         708    253,451      79.12       88.68      28.49       62.14
80.01% - 85.00%          8     2,231,087      0.46       5.628         701    278,886      84.87       84.87       9.00       76.52
85.01% - 90.00%         77    18,516,906      3.84       6.192         713    240,479      89.69       89.69      19.03       69.04
90.01% - 95.00%         57    12,793,370      2.66       6.262         703    224,445      94.76       94.76       7.49       98.52
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,847  $481,701,989    100.00%      5.975%        706   $260,802      77.35%      85.54%     26.34%      64.84%
====================================================================================================================================


                          Distribution By Document Type

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Document Type        Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc               559  $126,868,049     26.34%      5.766%        708   $226,955      77.61%      88.48%    100.00%      59.88%
No Doc                  68    17,514,864      3.64       6.138         701    257,572      75.16       75.82       0.00       87.62
Reduced Doc           1220   337,319,075     70.03       6.045         706    276,491      77.36       84.94       0.00       65.52
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,847  $481,701,989    100.00%      5.975%        706   $260,802      77.35%      85.54%     26.34%      64.84%
====================================================================================================================================


                          Distribution By Loan Purpose

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Loan Purpose         Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi           323   $94,015,686     19.52%      5.964%        687   $291,070      72.47%      75.96%     20.84%      75.95%
Purchase              1262   316,566,603     65.72       6.052         714    250,845      79.84       89.61      27.11       59.21
Rate/Term Refi         262    71,119,700     14.76       5.647         697    271,449      72.69       80.11      30.17       75.18
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,847  $481,701,989    100.00%      5.975%        706   $260,802      77.35%      85.54%     26.34%      64.84%
====================================================================================================================================


                        Distribution By Occupancy Status

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Occupancy Status     Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Non Owner              838  $159,212,644     33.05%      6.401%        723   $189,991      77.77%      85.28%     30.85%       0.00%
Owner Occupied         980   312,326,864     64.84       5.745         697    318,701      77.17       85.82      24.32      100.00
Second Home             29    10,162,481      2.11       6.347         709    350,430      76.16       80.97      17.45        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,847  $481,701,989    100.00%      5.975%        706   $260,802      77.35%      85.54%     26.34%      64.84%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Property Type

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Property Type        Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family             249   $72,818,264     15.12%      6.490%        718   $292,443      77.84%      85.03%     26.15%      34.95%
Condo                  232    51,186,181     10.63       6.025         708    220,630      78.36       88.23      27.08       67.96
Co-Op                    2       298,988      0.06       6.033         689    149,494      80.00       80.00      42.66      100.00
Hi-Rise Condo           22     5,464,600      1.13       6.762         732    248,391      79.47       87.26      34.78       33.40
PUD                    134    42,232,026      8.77       5.673         699    315,164      78.38       84.98      35.83       86.20
PUD Attached            39     6,512,178      1.35       6.348         716    166,979      80.01       92.65      24.23       47.63
PUD Detached           188    44,738,625      9.29       6.058         707    237,971      78.20       88.48      29.85       56.95
Single Family          334   110,630,337     22.97       5.507         695    331,229      74.08       80.01      28.71       85.21
Single Family Att.      34     5,726,797      1.19       6.248         720    168,435      78.43       88.60      24.57       60.68
Single Family Det.     603   139,809,108     29.02       6.066         708    231,856      78.38       87.88      20.20       60.95
Townhouse               10     2,284,884      0.47       5.832         710    228,488      81.81       88.19      20.46       88.36
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,847  $481,701,989    100.00%      5.975%        706   $260,802      77.35%      85.54%     26.34%      64.84%
====================================================================================================================================


                              Distribution By State

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
State                Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA - Southern          374  $136,162,819     28.27%      5.736%        701   $364,072      75.51%      83.53%     26.21%      73.75%
CA - Northern          195    69,711,366     14.47       5.829         711    357,494      76.32       84.60      24.54       66.05
NY                      69    25,113,785      5.21       6.304         705    363,968      77.64       83.21       9.52       74.60
FL                     117    23,249,170      4.83       6.097         704    198,711      79.42       86.50      22.62       63.55
NV                      96    20,962,714      4.35       6.136         709    218,362      81.25       88.71      18.43       49.60
AZ                     113    19,056,170      3.96       6.025         723    168,639      80.38       91.15      44.88       41.95
IL                      66    17,359,557      3.60       6.227         706    263,024      76.83       86.67      29.80       52.28
MA                      47    17,013,821      3.53       6.327         717    361,996      78.11       85.38      23.03       63.05
CO                      82    15,987,157      3.32       6.263         714    194,965      77.98       89.44      28.41       47.07
NJ                      46    15,927,685      3.31       6.513         704    346,254      79.19       81.06      10.15       77.44
Other                  642   121,157,743     25.15       6.006         704    188,719      78.03       87.15      31.99       61.32
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,847  $481,701,989    100.00%      5.975%        706   $260,802      77.35%      85.54%     26.34%      64.84%
====================================================================================================================================


                            Distribution By Zip Code

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Zip Code             Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
91913                    9    $2,720,620      0.56%      5.908%        712   $302,291      79.61%      98.91%     31.29%     100.00%
90066                    4     2,415,000      0.50       5.709         683    603,750      72.15       78.37       0.00      100.00
92562                    4     2,189,889      0.45       5.892         663    547,472      81.71       85.56      19.24      100.00
93065                    6     2,181,629      0.45       6.016         665    363,605      79.30       83.61      69.03       72.88
89148                   12     2,138,000      0.44       6.589         688    178,167      82.55       91.41      14.35       20.06
93940                    4     2,102,700      0.44       5.824         742    525,675      75.53       79.73      34.67       60.35
91325                    7     1,971,700      0.41       6.070         710    281,671      71.72       74.39      13.35       58.44
91362                    4     1,965,504      0.41       5.801         667    491,376      75.39       80.43      31.27       75.83
90291                    3     1,907,248      0.40       6.353         655    635,749      74.44       81.31       0.00      100.00
95758                    7     1,882,200      0.39       6.015         739    268,886      79.99       91.40      27.03       37.91
Other                 1787   460,227,499     95.54       5.973         707    257,542      77.35       85.57      26.44       64.41
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,847  $481,701,989    100.00%      5.975%        706   $260,802      77.35%      85.54%     26.34%      64.84%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Distribution By Remaining Months to Maturity

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
Remaining Months      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
  to Maturity        Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
301 - 360             1847  $481,701,989    100.00%      5.975%        706   $260,802      77.35%      85.54%     26.34%      64.84%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,847  $481,701,989    100.00%      5.975%        706   $260,802      77.35%      85.54%     26.34%      64.84%
====================================================================================================================================


                        Distribution By Amortization Type

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Amortization Type    Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 Year ARM              6    $1,974,254      0.41%      6.782%        708   $329,042      79.34%      85.27%     71.65%      89.39%
3 Year ARM            1073   273,782,603     56.84       6.082         705    255,156      78.23       86.57      25.32       56.81
5 Year ARM             598   157,774,865     32.75       6.039         704    263,838      75.48       82.22      27.66       68.07
6 Month ARM            164    46,987,551      9.75       5.074         719    286,509      78.41       90.91      25.61       99.85
7 Year ARM               6     1,182,715      0.25       7.018         697    197,119      74.96       78.29      37.74       60.57
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,847  $481,701,989    100.00%      5.975%        706   $260,802      77.35%      85.54%     26.34%      64.84%
====================================================================================================================================


                    Distribution By Original Prepayment Term

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Prepayment Term      Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                     1541  $421,019,155     87.40%      5.980%        705   $273,212      77.07%      84.90%     25.94%      65.98%
24                       1       794,730      0.16       6.750         751    794,730      80.00       80.00       0.00        0.00
30                       1       650,000      0.13       6.375         746    650,000      76.47       76.47       0.00      100.00
36                     301    58,617,828     12.17       5.933         711    194,744      79.26       90.34      29.28       57.82
42                       2       261,300      0.05       6.672         739    130,650      85.41       85.41      45.92        0.00
60                       1       358,976      0.07       4.500         730    358,976      80.00       80.00     100.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,847  $481,701,989    100.00%      5.975%        706   $260,802      77.35%      85.54%     26.34%      64.84%
====================================================================================================================================


                          Distribution By Periodic Cap

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Periodic Cap         Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                 1477  $358,989,983     74.53%      6.123%        709   $243,053      77.92%      86.77%     24.16%      57.70%
2.00%                  369   122,026,372     25.33       5.550         696    330,695      75.78       82.10      32.33       85.64
5.00%                    1       685,634      0.14       4.250         707    685,634      54.43       54.43     100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,847  $481,701,989    100.00%      5.975%        706   $260,802      77.35%      85.54%     26.34%      64.84%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution By Months to Rate Reset

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
Months to Rate        Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
    Reset            Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 & Below             164   $46,987,551      9.75%      5.074%        719   $286,509      78.41%      90.91%     25.61%      99.85%
21 - 30                  1       396,881      0.08       4.625         646    396,881      40.00       40.00       0.00      100.00
31 - 40               1072   273,385,722     56.75       6.084         705    255,024      78.29       86.64      25.36       56.74
51 - 60                598   157,774,865     32.75       6.039         704    263,838      75.48       82.22      27.66       68.07
81 - 90                  6     1,182,715      0.25       7.018         697    197,119      74.96       78.29      37.74       60.57
111 - 120                6     1,974,254      0.41       6.782         708    329,042      79.34       85.27      71.65       89.39
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,847  $481,701,989    100.00%      5.975%        706   $260,802      77.35%      85.54%     26.34%      64.84%
====================================================================================================================================


                      Distribution By Maximum Lifetime Rate

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
Maximum Lifetime      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
      Rate           Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
9.49% & Below            7    $3,659,070      0.76%      4.211%        727   $522,724      60.68%      60.68%     90.32%     100.00%
9.50% - 9.99%            3     1,700,434      0.35       3.805         711    566,811      74.66       74.66      43.76      100.00
10.00% - 10.49%         11     4,210,206      0.87       4.249         724    382,746      71.91       78.84      27.92      100.00
10.50% - 10.99%         70    23,946,099      4.97       4.915         700    342,087      76.13       81.18      43.10       88.95
11.00% - 11.49%        357   103,032,430     21.39       5.314         714    288,606      77.19       86.89      31.16       84.49
11.50% - 11.99%        523   139,318,117     28.92       5.877         702    266,383      75.78       83.63      28.67       68.83
12.00% - 12.49%        425    99,041,655     20.56       6.245         704    233,039      78.46       86.28      23.79       52.16
12.50% - 12.99%        327    77,427,506     16.07       6.750         705    236,781      79.53       88.19      14.92       47.39
13.00% - 13.49%        102    24,156,207      5.01       7.149         703    236,826      79.63       88.80      11.54       37.77
13.50% - 13.99%         17     3,905,360      0.81       7.667         709    229,727      80.37       89.31      30.51       17.23
14.00% & Above           5     1,304,905      0.27       8.083         676    260,981      82.17       84.57      14.51       27.28
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,847  $481,701,989    100.00%      5.975%        706   $260,802      77.35%      85.54%     26.34%      64.84%
====================================================================================================================================


                      Distribution By Minimum Lifetime Rate

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
Minimum Lifetime      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
      Rate           Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00% - 2.49%          185   $56,680,199     11.77%      4.961%        719   $306,379      76.91%      87.39%     29.91%      98.64%
2.50% - 2.99%         1656   423,589,078     87.94       6.109         704    255,791      77.40       85.28      25.93       60.28
3.00% - 3.49%            3       754,200      0.16       6.996         716    251,400      79.49       94.77       0.00       85.68
3.50% - 3.99%            1       245,000      0.05       8.625         742    245,000      70.00       92.86       0.00        0.00
4.00% - 4.49%            2       433,512      0.09       4.647         773    216,756      81.10       81.10      18.11      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,847  $481,701,989    100.00%      5.975%        706   $260,802      77.35%      85.54%     26.34%      64.84%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution By Margin

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Margin               Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00% - 2.49%          186   $57,035,199     11.84%      4.957%        720   $306,641      76.91%      87.33%     29.73%      98.65%
2.50% - 2.99%         1659   424,023,078     88.03       6.111         704    255,590      77.40       85.29      25.90       60.24
3.00% - 3.49%            1       565,200      0.12       6.625         720    565,200      79.94       94.93       0.00      100.00
4.00% - 4.49%            1        78,512      0.02       5.875         629     78,512      95.00       95.00     100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,847  $481,701,989    100.00%      5.975%        706   $260,802      77.35%      85.54%     26.34%      64.84%
====================================================================================================================================


                      Distribution By First Adjustment Cap

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
First Adjustment      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
      Cap            Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                  164   $46,987,551      9.75%      5.074%        719   $286,509      78.41%      90.91%     25.61%      99.85%
2.00%                   16     6,774,421      1.41       4.571         700    423,401      73.69       73.87       5.30       89.68
3.00%                  293    91,067,190     18.91       5.594         697    310,810      77.22       84.88      35.03       83.37
5.00%                 1372   335,861,427     69.72       6.237         707    244,797      77.30       85.21      24.28       54.31
6.00%                    2     1,011,400      0.21       4.430         743    505,700      77.65       83.23     100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,847  $481,701,989    100.00%      5.975%        706   $260,802      77.35%      85.54%     26.34%      64.84%
====================================================================================================================================


                      Distribution By Periodic Lifetime Cap

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
Periodic Lifetime     Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
       Cap           Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.50% - 4.99%            6    $1,559,631      0.32%      6.147%        711   $259,939      79.57%      99.29%      5.71%     100.00%
5.00% - 5.49%          341    72,642,638     15.08       6.397         718    213,028      77.08       85.30      29.90       53.94
5.50% - 5.99%           36    10,393,748      2.16       5.323         711    288,715      77.74       92.31      24.82      100.00
6.00% - 6.49%         1421   384,764,996     79.88       5.967         703    270,771      77.35       85.18      25.75       64.68
6.50% - 6.99%           30     8,315,219      1.73       4.416         728    277,174      78.27       92.11      32.35      100.00
7.00% - 7.49%           12     3,799,696      0.79       3.954         719    316,641      78.26       88.63      12.32      100.00
7.50% - 7.99%            1       226,060      0.05       3.500         657    226,060      79.39       79.39     100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,847  $481,701,989    100.00%      5.975%        706   $260,802      77.35%      85.54%     26.34%      64.84%
====================================================================================================================================


                       Distribution By Interest Only Loans

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Interest Only Loans  Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
No                     134   $45,638,698      9.47%      5.664%        706   $340,587      74.90%      77.79%     31.85%      74.47%
Yes                   1713   436,063,291     90.53       6.007         706    254,561      77.60       86.35      25.76       63.83
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                1,847  $481,701,989    100.00%      5.975%        706   $260,802      77.35%      85.54%     26.34%      64.84%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Group I Mortgage Loans (1)

      Scheduled Principal Balance:                               $105,772,747
      Number of Mortgage Loans:                                           579
      Average Scheduled Principal Balance:                           $182,682
      Percentage of IOs:                                               94.66%
      Weighted Average Gross Coupon:                                   6.137%
      Weighted Average Net Coupon (2):                                 5.837%
      Weighted Average Original FICO Score:                               722
      Weighted Average Original LTV Ratio:                             79.18%
      Weighted Average Stated Remaining Term (months):                    359
      Weighted Average Seasoning (months):                                  1
      Weighted Average Months to Roll:                                     39
      Weighted Average Gross Margin:                                    2.67%
      Weighted Average Initial Rate Cap:                                4.29%
      Weighted Average Periodic Rate Cap:                               1.14%
      Weighted Average Gross Maximum Lifetime Rate:                    11.94%

(1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less Servicing Fee Rate and Trustee Fee Rate.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    Distribution By Current Principal Balance

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
Current Principal     Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
     Balance         Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below          9      $329,414      0.31%      6.810%        735    $36,602      75.65%      90.74%     44.03%       0.00%
$50,001 - $75,000       34     2,217,216      2.10       6.408         722     65,212      76.47       87.30      31.64        9.31
$75,001 - $100,000      61     5,427,464      5.13       6.461         719     88,975      75.61       86.41      52.50       18.18
$100,001 - $125,000     78     8,816,289      8.34       6.300         722    113,029      79.19       89.30      33.38       23.14
$125,001 - $150,000     71     9,649,524      9.12       6.033         722    135,909      79.47       90.54      51.82       40.62
$150,001 - $200,000    109    19,195,488     18.15       6.110         720    176,105      79.50       90.27      47.77       47.14
$200,001 - $250,000     81    18,227,702     17.23       6.080         723    225,033      79.54       88.20      30.11       53.06
$250,001 - $300,000     70    19,044,477     18.01       5.850         716    272,064      79.91       90.93      30.84       71.66
$300,001 - $350,000     48    15,527,966     14.68       6.230         726    323,499      79.32       87.58      16.88       53.92
$350,001 - $400,000     10     3,760,908      3.56       6.404         736    376,091      78.91       86.67      29.97       30.74
$400,001 - $450,000      6     2,544,300      2.41       6.729         740    424,050      79.67       85.46       0.00       49.88
$450,001 - $500,000      1       500,000      0.47       6.125         706    500,000      67.94       89.93     100.00        0.00
$500,001 - $550,000      1       532,000      0.50       6.250         714    532,000      80.00       90.00       0.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  579  $105,772,747    100.00%      6.137%        722   $182,682      79.18%      89.07%     34.43%      48.08%
====================================================================================================================================


                          Distribution By Current Rate

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Current Rate         Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00% & Below           43    $8,400,825      7.94%      4.714%        719   $195,368      81.57%      97.32%     59.23%     100.00%
5.01% - 5.50%           60    12,064,705     11.41       5.351         713    201,078      78.29       90.27      54.17       88.55
5.51% - 6.00%          134    25,333,686     23.95       5.844         719    189,057      77.83       86.58      31.79       56.60
6.01% - 6.50%          169    32,112,440     30.36       6.316         728    190,014      79.57       88.88      33.78       32.67
6.51% - 7.00%          122    19,832,256     18.75       6.793         724    162,559      80.26       88.63      22.52       30.17
7.01% - 7.50%           42     6,316,845      5.97       7.278         722    150,401      77.69       88.77      23.17       11.44
7.51% - 8.00%            9     1,711,989      1.62       7.800         704    190,221      79.52       86.88       4.61       13.61
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  579  $105,772,747    100.00%      6.137%        722   $182,682      79.18%      89.07%     34.43%      48.08%
====================================================================================================================================


                              Distribution By FICO

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
FICO                 Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
780 & Above             40    $6,831,367      6.46%      6.108%        794   $170,784      75.82%      85.57%     42.35%      44.62%
760 - 779               71    13,655,516     12.91       6.172         769    192,331      78.51       87.61      29.01       35.25
740 - 759               75    14,571,025     13.78       6.101         748    194,280      80.68       90.13      25.52       34.90
720 - 739              111    19,427,439     18.37       6.167         729    175,022      79.77       90.06      33.73       37.34
700 - 719              115    21,408,275     20.24       6.152         709    186,159      79.07       90.60      26.52       56.04
680 - 699              104    18,776,643     17.75       6.243         689    180,545      80.32       88.22      21.55       55.52
660 - 679               33     5,666,922      5.36       5.877         670    171,725      76.15       89.03      85.30       70.14
640 - 659               18     3,529,199      3.34       5.975         649    196,067      78.37       89.30      80.26       77.46
620 - 639               12     1,906,362      1.80       5.810         630    158,863      79.22       85.11     100.00       79.69
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  579  $105,772,747    100.00%      6.137%        722   $182,682      79.18%      89.07%     34.43%      48.08%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Original LTV

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Original LTV         Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below           3      $359,800      0.34%      6.023%        790   $119,933      31.35%      31.35%      0.00%      22.23%
40.01% - 50.00%          8     1,215,574      1.15       5.762         735    151,947      44.83       51.16      34.76       79.22
50.01% - 60.00%          9     1,614,144      1.53       6.062         683    179,349      56.30       62.64      15.67       82.84
60.01% - 70.00%         31     6,373,155      6.03       6.222         706    205,586      67.28       76.59      27.11       33.86
70.01% - 80.00%        472    84,699,181     80.08       6.136         726    179,447      79.59       91.03      38.15       44.70
80.01% - 85.00%          4       726,087      0.69       6.380         699    181,522      84.73       84.74      27.65       27.86
85.01% - 90.00%         31     6,591,181      6.23       6.286         712    212,619      89.52       89.52      17.12       61.53
90.01% - 95.00%         21     4,193,625      3.96       5.894         696    199,696      94.75       94.75       8.90      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  579  $105,772,747    100.00%      6.137%        722   $182,682      79.18%      89.07%     34.43%      48.08%
====================================================================================================================================


                          Distribution By Document Type

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Document Type        Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc               219   $36,420,089     34.43%      5.899%        713   $166,302      78.81%      92.70%    100.00%      47.26%
No Doc                  22     4,431,123      4.19       6.218         720    201,415      76.73       76.73       0.00       84.19
Reduced Doc            338    64,921,535     61.38       6.265         727    192,076      79.56       87.88       0.00       46.07
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  579  $105,772,747    100.00%      6.137%        722   $182,682      79.18%      89.07%     34.43%      48.08%
====================================================================================================================================


                          Distribution By Loan Purpose

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Loan Purpose         Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi            64   $12,110,734     11.45%      6.140%        713   $189,230      71.57%      73.30%     29.17%      52.37%
Purchase               435    81,615,746     77.16       6.165         725    187,622      80.79       91.69      33.66       46.19
Rate/Term Refi          80    12,046,267     11.39       5.944         708    150,578      75.93       87.19      44.98       56.51
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  579  $105,772,747    100.00%      6.137%        722   $182,682      79.18%      89.07%     34.43%      48.08%
====================================================================================================================================


                        Distribution By Occupancy Status

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Occupancy Status     Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Non Owner              331   $52,921,483     50.03%      6.464%        731   $159,884      78.46%      87.19%     36.29%       0.00%
Owner Occupied         239    50,850,865     48.08       5.783         713    212,765      79.81       91.07      33.85      100.00
Second Home              9     2,000,399      1.89       6.467         717    222,267      82.40       88.05       0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  579  $105,772,747    100.00%      6.137%        722   $182,682      79.18%      89.07%     34.43%      48.08%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Property Type

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Property Type        Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family              91   $20,760,500     19.63%      6.621%        732   $228,137      79.21%      87.84%     29.84%      18.23%
Condo                   81    14,346,083     13.56       5.989         718    177,112      80.12       91.43      28.77       67.89
Co-Op                    1       171,433      0.16       5.500         698    171,433      80.00       80.00       0.00      100.00
Hi-Rise Condo            8     1,510,600      1.43       6.828         720    188,825      79.16       88.25      32.09       39.88
PUD                     28     5,693,473      5.38       5.824         711    203,338      81.75       90.79      37.25       84.13
PUD Attached            16     2,366,582      2.24       6.346         727    147,911      79.99       95.08      32.47       29.99
PUD Detached            58     9,473,387      8.96       6.208         719    163,334      78.19       90.58      44.44       29.23
Single Family           75    14,638,145     13.84       5.738         709    195,175      78.20       86.04      48.62       76.50
Single Family Att.      13     1,931,849      1.83       6.204         737    148,604      84.17       93.54      17.60       76.27
Single Family Det.     205    34,177,744     32.31       6.060         725    166,721      78.68       88.70      31.81       43.62
Townhouse                3       702,951      0.66       6.274         695    234,317      80.00       96.31      26.17      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  579  $105,772,747    100.00%      6.137%        722   $182,682      79.18%      89.07%     34.43%      48.08%
====================================================================================================================================


                              Distribution By State

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
State                Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA - Southern           75   $17,373,922     16.43%      5.924%        719   $231,652      77.34%      88.57%     40.30%      59.86%
CA - Northern           48    12,500,982     11.82       6.060         731    260,437      79.08       89.05      34.85       43.16
AZ                      42     6,729,540      6.36       6.115         725    160,227      80.59       92.31      50.39       33.51
FL                      36     5,957,664      5.63       6.265         718    165,491      81.68       88.30      23.40       38.35
NV                      31     5,889,991      5.57       6.066         727    190,000      80.59       91.38      26.36       41.76
GA                      42     5,719,086      5.41       6.234         723    136,169      79.04       92.48      58.58       36.54
MA                      18     5,175,255      4.89       6.325         732    287,514      76.32       80.75      12.44       55.09
IL                      27     4,770,288      4.51       6.377         723    176,677      80.84       89.75      28.89       39.82
CO                      30     4,745,403      4.49       6.495         718    158,180      77.94       89.62      28.74       22.50
WA                      20     3,453,852      3.27       5.603         722    172,693      80.31       91.77      38.47       63.36
Other                  210    33,456,764     31.63       6.195         718    159,318      79.49       88.68      31.86       53.68
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  579  $105,772,747    100.00%      6.137%        722   $182,682      79.18%      89.07%     34.43%      48.08%
====================================================================================================================================


                            Distribution By Zip Code

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Zip Code             Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
95758                    5    $1,367,900      1.29%      5.926%        746   $273,580      79.99%      91.14%     37.19%      36.20%
91913                    4     1,002,173      0.95       5.788         715    250,543      80.00      100.00      27.05      100.00
91706                    3       913,600      0.86       6.070         736    304,533      80.00       85.99      29.95       29.95
90805                    3       869,600      0.82       5.767         721    289,867      81.91       81.91       0.00       54.72
85301                    5       811,400      0.77       6.160         738    162,280      79.94       94.54      90.71        0.00
07093                    3       766,200      0.72       6.709         724    255,400      79.43       86.11       0.00        0.00
02128                    3       766,000      0.72       6.269         758    255,333      75.80       75.80       0.00       42.82
11418                    2       746,200      0.71       6.765         715    373,100      84.22       88.91       0.00       53.07
89074                    3       696,150      0.66       5.769         734    232,050      84.39       96.11       0.00       75.88
02124                    2       695,000      0.66       6.403         695    347,500      65.52       65.52       0.00        0.00
Other                  546    97,138,524     91.84       6.138         721    177,909      79.17       89.23      35.65       48.75
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  579  $105,772,747    100.00%      6.137%        722   $182,682      79.18%      89.07%     34.43%      48.08%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Distribution By Remaining Months to Maturity

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
Remaining Months      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
  to Maturity        Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
301 - 360              579  $105,772,747    100.00%      6.137%        722   $182,682      79.18%      89.07%     34.43%      48.08%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  579  $105,772,747    100.00%      6.137%        722   $182,682      79.18%      89.07%     34.43%      48.08%
====================================================================================================================================


                        Distribution By Amortization Type

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Amortization Type    Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 Year ARM              1       $78,750      0.07%      7.250%        718    $78,750      75.00%      75.00%      0.00%       0.00%
3 YearARM              345    64,569,335     61.05       6.157         719    187,157      80.03       89.13      35.90       40.45
5 Year ARM             174    29,995,301     28.36       6.413         726    172,387      77.49       86.29      29.83       46.71
6 Month ARM             57    10,794,162     10.21       5.206         728    189,371      78.83       96.66      38.53       99.35
7 Year ARM               2       335,200      0.32       7.283         709    167,600      80.00       85.87      39.14        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  579  $105,772,747    100.00%      6.137%        722   $182,682      79.18%      89.07%     34.43%      48.08%
====================================================================================================================================


                    Distribution By Original Prepayment Term

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Prepayment Term      Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                      470   $89,742,693     84.84%      6.182%        722   $190,942      79.15%      88.62%     33.12%      47.07%
36                     109    16,030,054     15.16       5.885         720    147,065      79.39       91.59      41.78       53.72
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  579  $105,772,747    100.00%      6.137%        722   $182,682      79.18%      89.07%     34.43%      48.08%
====================================================================================================================================


                          Distribution By Periodic Cap

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Periodic Cap         Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                  509   $91,063,825     86.09%      6.197%        724   $178,907      79.35%      89.13%     32.78%      42.15%
2.00%                   70    14,708,922     13.91       5.765         707    210,127      78.13       88.75      44.65       84.79
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  579  $105,772,747    100.00%      6.137%        722   $182,682      79.18%      89.07%     34.43%      48.08%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution By Months to Rate Reset

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
Months to Rate        Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
    Reset            Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 & Below              57   $10,794,162     10.21%      5.206%        728   $189,371      78.83%      96.66%     38.53%      99.35%
31 - 40                345    64,569,335     61.05       6.157         719    187,157      80.03       89.13      35.90       40.45
51 - 60                174    29,995,301     28.36       6.413         726    172,387      77.49       86.29      29.83       46.71
81 - 90                  2       335,200      0.32       7.283         709    167,600      80.00       85.87      39.14        0.00
111 - 120                1        78,750      0.07       7.250         718     78,750      75.00       75.00       0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  579  $105,772,747    100.00%      6.137%        722   $182,682      79.18%      89.07%     34.43%      48.08%
====================================================================================================================================


                      Distribution By Maximum Lifetime Rate

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
Maximum Lifetime      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
      Rate           Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
10.00% - 10.49%          1      $360,000      0.34%      4.250%        747   $360,000      80.00%     100.00%    100.00%     100.00%
10.50% - 10.99%         14     2,675,292      2.53       5.141         716    191,092      80.70       90.66      51.84       88.40
11.00% - 11.49%        123    24,723,843     23.37       5.486         725    201,007      79.27       92.91      45.06       78.21
11.50% - 11.99%        153    26,782,285     25.32       6.011         716    175,048      77.26       85.89      37.33       53.84
12.00% - 12.49%        150    26,088,706     24.66       6.272         726    173,925      80.06       89.02      35.97       30.11
12.50% - 12.99%        100    18,331,027     17.33       6.766         723    183,310      80.51       88.21      15.52       28.06
13.00% - 13.49%         31     5,355,496      5.06       7.165         713    172,758      78.17       89.02      24.40       19.74
13.50% - 13.99%          6     1,136,100      1.07       7.596         730    189,350      81.69       91.38       0.00       27.71
14.00% & Above           1       320,000      0.30       8.000         714    320,000      80.00       80.00       0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  579  $105,772,747    100.00%      6.137%        722   $182,682      79.18%      89.07%     34.43%      48.08%
====================================================================================================================================


                      Distribution By Minimum Lifetime Rate

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
Minimum Lifetime      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
      Rate           Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00% - 2.49%           57   $10,794,162     10.21%      5.206%        728   $189,371      78.83%      96.66%     38.53%      99.35%
2.50% - 2.99%          521    94,900,074     89.72       6.243         721    182,150      79.21       88.21      33.91       42.20
4.00% - 4.49%            1        78,512      0.07       5.875         629     78,512      95.00       95.00     100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  579  $105,772,747    100.00%      6.137%        722   $182,682      79.18%      89.07%     34.43%      48.08%
====================================================================================================================================


                             Distribution By Margin

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Margin               Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00% - 2.49%           57   $10,794,162     10.21%      5.206%        728   $189,371      78.83%      96.66%     38.53%      99.35%
2.50% - 2.99%          521    94,900,074     89.72       6.243         721    182,150      79.21       88.21      33.91       42.20
4.00% - 4.49%            1        78,512      0.07       5.875         629     78,512      95.00       95.00     100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  579  $105,772,747    100.00%      6.137%        722   $182,682      79.18%      89.07%     34.43%      48.08%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution By First Adjustment Cap

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
First Adjustment      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
      Cap            Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                   57   $10,794,162     10.21%      5.206%        728   $189,371      78.83%      96.66%     38.53%      99.35%
3.00%                   77    16,060,261     15.18       5.614         698    208,575      81.97       92.18      58.18       82.14
5.00%                  445    78,918,325     74.61       6.371         726    177,345      78.66       87.40      29.04       34.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  579  $105,772,747    100.00%      6.137%        722   $182,682      79.18%      89.07%     34.43%      48.08%
====================================================================================================================================


                      Distribution By Periodic Lifetime Cap

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
Periodic Lifetime     Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
       Cap           Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.50% - 4.99%            4      $787,731      0.74%      6.168%        755   $196,933      79.15%      98.61%     11.30%     100.00%
5.00% - 5.49%          132    21,793,139     20.60       6.516         728    165,100      78.61       88.93      30.21       38.19
5.50% - 5.99%           13     2,355,648      2.23       5.312         726    181,204      75.50       95.27      51.91      100.00
6.00% - 6.49%          419    78,601,546     74.31       6.107         720    187,593      79.43       88.55      34.68       47.26
6.50% - 6.99%            9     1,984,786      1.88       4.418         714    220,532      80.00       98.98      51.25      100.00
7.00% - 7.49%            2       249,896      0.24       3.939         726    124,948      79.15       99.92     100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  579  $105,772,747    100.00%      6.137%        722   $182,682      79.18%      89.07%     34.43%      48.08%
====================================================================================================================================


                       Distribution By Interest Only Loans

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Interest Only Loans  Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
No                      33    $5,649,933      5.34%      6.247%        719   $171,210      78.51%      80.66%     11.82%      47.19%
Yes                    546   100,122,814     94.66       6.131         722    183,375      79.22       89.55      35.71       48.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  579  $105,772,747    100.00%      6.137%        722   $182,682      79.18%      89.07%     34.43%      48.08%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Group II Mortgage Loans(1)

      Scheduled Principal Balance:                               $151,965,175
      Number of Mortgage Loans:                                           818
      Average Scheduled Principal Balance:                           $185,776
      Percentage of IOs:                                               97.05%
      Weighted Average Gross Coupon:                                   6.169%
      Weighted Average Net Coupon (2):                                 5.865%
      Weighted Average Original FICO Score:                               702
      Weighted Average Original LTV Ratio:                             78.08%
      Weighted Average Stated Remaining Term (months):                    359
      Weighted Average Seasoning (months):                                  1
      Weighted Average Months to Roll:                                     40
      Weighted Average Gross Margin:                                    2.70%
      Weighted Average Initial Rate Cap:                                4.39%
      Weighted Average Periodic Rate Cap:                               1.18%
      Weighted Average Gross Maximum Lifetime Rate:                    12.01%

(1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less Servicing Fee Rate and Trustee Fee Rate.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    Distribution By Current Principal Balance

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
Current Principal     Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
     Balance         Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below         14      $574,800      0.38%      6.625%        685    $41,057      70.69%      83.94%     20.89%      13.99%
$50,001 - $75,000       32     2,099,590      1.38       6.340         712     65,612      76.95       84.96      49.30       13.08
$75,001 - $100,000      61     5,470,684      3.60       6.399         717     89,683      78.85       88.37      49.01       18.28
$100,001 - $125,000    115    13,050,444      8.59       6.263         708    113,482      79.49       89.41      36.63       39.36
$125,001 - $150,000    131    17,957,254     11.82       6.241         713    137,078      77.79       87.92      36.19       36.84
$150,001 - $200,000    161    28,319,948     18.64       6.193         703    175,900      77.96       87.24      28.84       49.32
$200,001 - $250,000    123    27,633,752     18.18       6.054         701    224,665      77.70       86.14      19.20       61.72
$250,001 - $300,000     85    23,601,933     15.53       6.054         692    277,670      78.21       86.47      17.48       61.56
$300,001 - $350,000     75    24,032,968     15.81       6.079         698    320,440      78.41       88.01      10.86       62.68
$350,001 - $400,000      7     2,688,950      1.77       6.327         716    384,136      81.43       87.89      27.82       42.80
$400,001 - $450,000      5     2,066,336      1.36       6.246         707    413,267      77.40       85.36      40.15       59.74
$450,001 - $500,000      7     3,369,716      2.22       6.898         697    481,388      77.58       85.72      14.10        0.00
$500,001 - $550,000      1       540,000      0.36       6.375         710    540,000      67.93       67.93       0.00      100.00
$550,001 - $600,000      1       558,800      0.37       5.875         687    558,800      63.16       72.09       0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  818  $151,965,175    100.00%      6.169%        702   $185,776      78.08%      87.13%     24.60%      50.44%
====================================================================================================================================


                          Distribution By Current Rate

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Current Rate         Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00% & Below           56   $10,938,667      7.20%      4.606%        711   $195,333      78.74%      90.13%     40.57%      93.01%
5.01% - 5.50%           67    14,660,470      9.65       5.374         706    218,813      75.31       86.76      39.10       84.15
5.51% - 6.00%          207    39,784,987     26.18       5.843         698    192,198      76.68       84.77      23.72       57.84
6.01% - 6.50%          244    44,735,620     29.44       6.340         705    183,343      78.29       86.67      20.78       39.82
6.51% - 7.00%          178    29,468,611     19.39       6.786         704    165,554      80.04       89.32      22.80       34.61
7.01% - 7.50%           50     9,548,706      6.28       7.302         690    190,974      79.90       89.16      13.66       25.68
7.51% - 8.00%           12     2,018,510      1.33       7.801         674    168,209      80.93       89.43      22.41       11.10
8.01% & Above            4       809,605      0.53       8.348         696    202,401      76.54       85.89       0.00       53.98
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  818  $151,965,175    100.00%      6.169%        702   $185,776      78.08%      87.13%     24.60%      50.44%
====================================================================================================================================


                              Distribution By FICO

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
FICO                 Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
780 & Above             47    $7,809,253      5.14%      6.141%        794   $166,154      80.03%      89.36%     26.43%      29.83%
760 - 779               71    12,773,167      8.41       5.983         769    179,904      78.30       88.72      30.68       34.24
740 - 759               86    15,476,564     10.18       6.214         749    179,960      78.43       88.50      34.45       27.58
720 - 739               90    16,361,594     10.77       6.013         729    181,795      79.41       90.95      31.20       48.16
700 - 719              109    18,889,227     12.43       6.169         709    173,296      79.79       90.98      28.80       53.46
680 - 699              123    23,899,155     15.73       6.269         690    194,302      78.80       87.78      25.91       42.84
660 - 679              153    28,513,427     18.76       6.236         670    186,362      77.65       85.69      15.25       55.78
640 - 659               92    18,754,883     12.34       6.166         651    203,857      75.16       81.80      17.13       73.47
620 - 639               47     9,487,905      6.24       6.189         631    201,870      75.14       79.90      18.61       82.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  818  $151,965,175    100.00%      6.169%        702   $185,776      78.08%      87.13%     24.60%      50.44%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Original LTV

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Original LTV         Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below           3      $319,937      0.21%      5.668%        717   $106,646      23.29%      25.42%      0.00%      53.12%
40.01% - 50.00%         10     1,836,449      1.21       5.818         674    183,645      45.25       46.44      10.01       64.03
50.01% - 60.00%         17     3,353,905      2.21       5.782         677    197,289      54.52       59.05       7.35       93.01
60.01% - 70.00%         61    12,155,578      8.00       6.086         684    199,272      66.73       74.58       7.80       53.38
70.01% - 80.00%        666   123,410,026     81.21       6.187         704    185,300      79.22       89.45      27.49       46.81
80.01% - 85.00%          2       476,750      0.31       6.377         643    238,375      84.83       84.83       0.00      100.00
85.01% - 90.00%         31     4,919,079      3.24       6.076         721    158,680      89.93       89.93      38.24       43.59
90.01% - 95.00%         28     5,493,451      3.61       6.393         707    196,195      94.85       94.85       3.45       96.55
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  818  $151,965,175    100.00%      6.169%        702   $185,776      78.08%      87.13%     24.60%      50.44%
====================================================================================================================================


                          Distribution By Document Type

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Document Type        Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc               238   $37,378,877     24.60%      5.982%        713   $157,054      79.51%      92.60%    100.00%      42.80%
No Doc                  30     5,625,319      3.70       6.348         692    187,511      77.61       77.61       0.00       81.90
Reduced Doc            550   108,960,979     71.70       6.224         699    198,111      77.61       85.75       0.00       51.44
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  818  $151,965,175    100.00%      6.169%        702   $185,776      78.08%      87.13%     24.60%      50.44%
====================================================================================================================================


                          Distribution By Loan Purpose

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Loan Purpose         Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi           152   $31,174,822     20.51%      6.150%        684   $205,098      72.23%      75.97%     14.68%      63.83%
Purchase               557   101,851,067     67.02       6.221         710    182,856      80.18       90.55      27.12       43.57
Rate/Term Refi         109    18,939,286     12.46       5.920         690    173,755      76.40       87.13      27.35       65.36
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  818  $151,965,175    100.00%      6.169%        702   $185,776      78.08%      87.13%     24.60%      50.44%
====================================================================================================================================


                        Distribution By Occupancy Status

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Occupancy Status     Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Non Owner              439   $73,700,664     48.50%      6.450%        716   $167,883      78.12%      86.27%     29.01%       0.00%
Owner Occupied         371    76,650,287     50.44       5.906         690    206,605      77.93       87.99      20.87      100.00
Second Home              8     1,614,224      1.06       5.794         681    201,778      83.11       85.39       0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  818  $151,965,175    100.00%      6.169%        702   $185,776      78.08%      87.13%     24.60%      50.44%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Property Type

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Property Type        Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family             113   $25,862,917     17.02%      6.591%        709   $228,875      77.81%      85.69%     22.62%      21.49%
Condo                  115    20,786,905     13.68       6.105         705    180,756      77.88       87.90      30.62       58.38
Co-Op                    1       127,555      0.08       6.750         677    127,555      80.00       80.00     100.00      100.00
Hi-Rise Condo           11     1,833,900      1.21       7.002         744    166,718      79.11       88.61      41.17       13.25
PUD                     54    10,951,500      7.21       5.951         688    202,806      80.49       88.91      25.10       87.50
PUD Attached            19     2,470,996      1.63       6.317         725    130,052      80.03       88.79      32.76       29.02
PUD Detached            94    16,230,005     10.68       6.222         713    172,660      78.31       89.89      35.04       35.99
Single Family          102    20,558,963     13.53       5.806         682    201,558      75.84       82.78      17.80       78.34
Single Family Att.      18     2,037,300      1.34       6.426         705    113,183      75.87       86.33      32.35       11.96
Single Family Det.     286    50,382,069     33.15       6.111         703    176,161      78.54       88.03      20.71       50.89
Townhouse                5       723,066      0.48       5.960         681    144,613      79.20       83.52      39.21       63.22
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  818  $151,965,175    100.00%      6.169%        702   $185,776      78.08%      87.13%     24.60%      50.44%
====================================================================================================================================


                              Distribution By State

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
State                Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA - Southern          124   $31,021,495     20.41%      5.956%        697   $250,173      75.83%      85.16%     17.38%      63.29%
CA - Northern           64    15,892,720     10.46       6.091         706    248,324      75.84       83.96      18.41       41.54
NV                      56    11,141,800      7.33       6.268         707    198,961      81.44       88.64      16.13       39.02
FL                      68    10,306,346      6.78       6.176         691    151,564      79.69       88.04      26.13       59.83
AZ                      64     9,437,063      6.21       6.180         722    147,454      79.71       90.99      41.74       37.65
CO                      44     7,353,367      4.84       6.427         713    167,122      78.51       90.71      16.41       40.27
WA                      34     6,100,250      4.01       6.028         702    179,419      76.85       86.84      15.97       49.78
IL                      27     5,743,158      3.78       6.398         714    212,710      79.03       90.85      46.61       27.85
OR                      29     5,636,280      3.71       6.102         694    194,354      78.25       85.80      17.83       32.81
NY                      23     5,141,902      3.38       6.377         710    223,561      73.88       78.98       5.11       63.26
Other                  285    44,190,794     29.08       6.248         699    155,055      79.33       88.33      32.83       53.52
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  818  $151,965,175    100.00%      6.169%        702   $185,776      78.08%      87.13%     24.60%      50.44%
====================================================================================================================================


                            Distribution By Zip Code

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Zip Code             Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
89148                    9    $1,536,000      1.01%      6.454%        687   $170,667      83.56%      90.40%     19.97%      12.92%
91913                    4     1,138,547      0.75       5.650         736    284,637      79.06       99.95      50.96      100.00
60607                    5       887,200      0.58       6.875         720    177,440      80.00       90.00     100.00        0.00
92078                    3       875,985      0.58       5.624         679    291,995      80.00      100.00     100.00      100.00
80004                    3       834,800      0.55       7.089         724    278,267      80.00       94.99      23.81        0.00
89128                    4       770,400      0.51       6.046         717    192,600      85.42       89.99       0.00       29.79
60647                    2       677,586      0.45       6.226         691    338,793      80.00       95.99      59.86       59.86
89122                    3       674,450      0.44       5.880         743    224,817      79.99       90.18       0.00        0.00
60540                    2       673,600      0.44       7.004         736    336,800      80.00       94.99       0.00        0.00
97214                    2       652,400      0.43       6.662         686    326,200      80.00       82.33       0.00        0.00
Other                  781   143,244,207     94.26       6.159         702    183,411      77.90       86.77      23.82       51.52
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  818  $151,965,175    100.00%      6.169%        702   $185,776      78.08%      87.13%     24.60%      50.44%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Distribution By Remaining Months to Maturity

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
Remaining Months      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
  to Maturity        Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
301 - 360              818  $151,965,175    100.00%      6.169%        702   $185,776      78.08%      87.13%     24.60%      50.44%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  818  $151,965,175    100.00%      6.169%        702   $185,776      78.08%      87.13%     24.60%      50.44%
====================================================================================================================================


                        Distribution By Amortization Type

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Amortization Type    Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 Year ARM              2      $211,700      0.14%      7.710%        770   $105,850      75.74%      96.71%     61.74%      38.26%
3 Year ARM             494    93,252,237     61.36       6.226         703    188,770      78.54       87.37      24.01       42.02
5 Year ARM             261    47,353,085     31.16       6.314         698    181,429      77.12       85.20      22.60       55.68
6 Month ARM             58    10,699,037      7.04       4.967         713    184,466      78.83       94.08      35.93      100.00
7 Year ARM               3       449,115      0.30       6.948         679    149,705      66.74       71.12      70.16       70.79
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  818  $151,965,175    100.00%      6.169%        702   $185,776      78.08%      87.13%     24.60%      50.44%
====================================================================================================================================


                    Distribution By Original Prepayment Term

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Prepayment Term      Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                      656  $125,254,733     82.42%      6.184%        701   $190,937      77.80%      86.56%     24.53%      52.06%
36                     160    26,449,141     17.40       6.091         707    165,307      79.31       89.84      24.72       43.27
42                       2       261,300      0.17       6.672         739    130,650      85.41       85.41      45.92        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  818  $151,965,175    100.00%      6.169%        702   $185,776      78.08%      87.13%     24.60%      50.44%
====================================================================================================================================


                          Distribution By Periodic Cap

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Periodic Cap         Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                  687  $125,230,978     82.41%      6.234%        706   $182,287      78.29%      87.73%     24.70%      43.79%
2.00%                  131    26,734,196     17.59       5.863         687    204,078      77.07       84.33      24.09       81.58
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  818  $151,965,175    100.00%      6.169%        702   $185,776      78.08%      87.13%     24.60%      50.44%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution By Months to Rate Reset

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
Months to Rate        Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
    Reset            Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 & Below              58   $10,699,037      7.04%      4.967%        713   $184,466      78.83%      94.08%     35.93%     100.00%
31 - 40                494    93,252,237     61.36       6.226         703    188,770      78.54       87.37      24.01       42.02
51 - 60                261    47,353,085     31.16       6.314         698    181,429      77.12       85.20      22.60       55.68
81 - 90                  3       449,115      0.30       6.948         679    149,705      66.74       71.12      70.16       70.79
111 - 120                2       211,700      0.14       7.710         770    105,850      75.74       96.71      61.74       38.26
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  818  $151,965,175    100.00%      6.169%        702   $185,776      78.08%      87.13%     24.60%      50.44%
====================================================================================================================================


                      Distribution By Maximum Lifetime Rate

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
Maximum Lifetime      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
      Rate           Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
10.00% - 10.49%          3      $815,300      0.54%      4.332%        729   $271,767      71.27%      83.47%    100.00%     100.00%
10.50% - 10.99%         23     4,887,985      3.22       5.097         701    212,521      79.55       85.60      24.16       77.17
11.00% - 11.49%        133    25,871,295     17.02       5.420         708    194,521      77.46       88.29      33.14       78.13
11.50% - 11.99%        223    41,507,712     27.31       5.971         703    186,133      76.20       85.09      27.43       52.98
12.00% - 12.49%        201    35,120,197     23.11       6.255         702    174,727      78.18       86.59      24.19       41.42
12.50% - 12.99%        170    31,641,661     20.82       6.717         699    186,127      79.68       88.45      16.79       37.94
13.00% - 13.49%         52     9,389,611      6.18       7.168         699    180,569      80.91       91.15       8.72       27.59
13.50% - 13.99%          9     1,746,510      1.15       7.696         695    194,057      81.87       90.70      34.78       20.50
14.00% & Above           4       984,905      0.65       8.110         664    246,226      82.88       86.05      19.22       36.15
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  818  $151,965,175    100.00%      6.169%        702   $185,776      78.08%      87.13%     24.60%      50.44%
====================================================================================================================================


                      Distribution By Minimum Lifetime Rate

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
Minimum Lifetime      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
      Rate           Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00% - 2.49%           60   $11,227,937      7.39%      4.936%        715   $187,132      78.25%      93.28%     38.95%     100.00%
2.50% - 2.99%          755   140,303,238     92.33       6.261         701    185,832      78.08       86.62      23.52       46.57
3.00% - 3.49%            2       189,000      0.12       8.107         703     94,500      78.16       94.29       0.00       42.86
3.50% - 3.99%            1       245,000      0.16       8.625         742    245,000      70.00       92.86       0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  818  $151,965,175    100.00%      6.169%        702   $185,776      78.08%      87.13%     24.60%      50.44%
====================================================================================================================================


                             Distribution By Margin

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Margin               Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00% - 2.49%           60   $11,227,937      7.39%      4.936%        715   $187,132      78.25%      93.28%     38.95%     100.00%
2.50% - 2.99%          758   140,737,238     92.61       6.267         701    185,669      78.06       86.64      23.45       46.49
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  818  $151,965,175    100.00%      6.169%        702   $185,776      78.08%      87.13%     24.60%      50.44%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution By First Adjustment Cap

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
First Adjustment      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
      Cap            Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                   58   $10,699,037      7.04%      4.967%        713   $184,466      78.83%      94.08%     35.93%     100.00%
3.00%                  116    25,048,522     16.48       5.833         686    215,936      77.96       86.25      23.73       80.74
5.00%                  643   115,935,216     76.29       6.357         705    180,304      78.03       86.65      23.55       39.20
6.00%                    1       282,400      0.19       4.250         749    282,400      80.00      100.00     100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  818  $151,965,175    100.00%      6.169%        702   $185,776      78.08%      87.13%     24.60%      50.44%
====================================================================================================================================


                      Distribution By Periodic Lifetime Cap

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
Periodic Lifetime     Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
       Cap           Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.50% - 4.99%            1      $127,900      0.08%      6.125%        705   $127,900      79.99%      99.94%      0.00%     100.00%
5.00% - 5.49%          164    26,738,150     17.59       6.574         708    163,038      77.99       87.19      26.94       40.35
5.50% - 5.99%           13     2,877,300      1.89       5.338         703    221,331      79.22       94.16      34.29      100.00
6.00% - 6.49%          623   119,280,282     78.49       6.148         701    191,461      78.08       86.80      23.46       50.23
6.50% - 6.99%           11     1,636,582      1.08       4.355         705    148,780      77.41       93.98      46.66      100.00
7.00% - 7.49%            5     1,078,900      0.71       3.975         743    215,780      78.01       93.46      20.24      100.00
7.50% - 7.99%            1       226,060      0.15       3.500         657    226,060      79.39       79.39     100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  818  $151,965,175    100.00%      6.169%        702   $185,776      78.08%      87.13%     24.60%      50.44%
====================================================================================================================================


                       Distribution By Interest Only Loans

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Interest Only Loans  Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
No                      25    $4,483,786      2.95%      6.206%        705   $179,351      79.92%      82.81%     21.91%      64.38%
Yes                    793   147,481,388     97.05       6.168         702    185,979      78.02       87.26      24.68       50.02
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  818  $151,965,175    100.00%      6.169%        702   $185,776      78.08%      87.13%     24.60%      50.44%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Group III Mortgage Loans (1)

      Scheduled Principal Balance:                               $223,964,067
      Number of Mortgage Loans:                                           450
      Average Scheduled Principal Balance:                           $497,698
      Percentage of IOs:                                               84.15%
      Weighted Average Gross Coupon:                                   5.767%
      Weighted Average Net Coupon (2):                                 5.416%
      Weighted Average Original FICO Score:                               701
      Weighted Average Original LTV Ratio:                             75.98%
      Weighted Average Stated Remaining Term (months):                    358
      Weighted Average Seasoning (months):                                  2
      Weighted Average Months to Roll:                                     40
      Weighted Average Gross Margin:                                    2.64%
      Weighted Average Initial Rate Cap:                                4.01%
      Weighted Average Periodic Rate Cap:                               1.37%
      Weighted Average Gross Maximum Lifetime Rate:                    11.68%

(1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less Servicing Fees Rate and Trustee Fee Rate.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    Distribution By Current Principal Balance

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
Current Principal     Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
     Balance         Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
$300,001 - $350,000     35   $12,019,971      5.37%      5.710%        705   $343,428      78.52%      87.38%     17.03%      85.71%
$350,001 - $400,000     90    34,118,715     15.23       5.785         703    379,097      76.84       85.19      18.92       82.39
$400,001 - $450,000     88    37,700,832     16.83       5.846         708    428,419      77.67       84.60      23.80       77.33
$450,001 - $500,000     76    36,430,603     16.27       5.709         694    479,350      78.31       85.30      25.07       80.15
$500,001 - $550,000     48    25,121,235     11.22       5.600         700    523,359      76.50       84.04      24.84       89.42
$550,001 - $600,000     29    16,840,822      7.52       5.950         684    580,718      73.42       79.20      17.43       79.57
$600,001 - $650,000     44    28,119,691     12.56       5.863         695    639,084      73.67       80.52      15.54       86.44
$650,001 - $700,000     11     7,481,908      3.34       6.006         709    680,173      69.73       76.86      36.28       73.46
$700,001 - $750,000      7     5,129,841      2.29       5.068         727    732,834      76.40       80.34      42.36      100.00
$750,001 - $800,000      5     3,906,317      1.74       5.659         711    781,263      77.99       79.98      20.47       79.66
$800,001 - $850,000      4     3,346,750      1.49       5.246         706    836,688      71.26       75.01      50.09       75.33
$850,001 - $900,000      2     1,800,000      0.80       6.250         698    900,000      75.00       79.17      50.00      100.00
$950,001 - $1,000,000    5     4,926,380      2.20       5.464         727    985,276      69.96       69.96      20.23       79.77
$1,000,001 & Above       6     7,021,000      3.13       6.075         703  1,170,167      71.94       77.18      52.09       84.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  450  $223,964,067    100.00%      5.767%        701   $497,698      75.98%      82.79%     23.70%      82.52%
====================================================================================================================================


                          Distribution By Current Rate

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Current Rate         Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00% & Below           84   $42,312,632     18.89%      4.597%        709   $503,722      73.60%      78.25%     38.16%      93.61%
5.01% - 5.50%           82    42,111,434     18.80       5.371         706    513,554      75.02       83.18      22.98       93.39
5.51% - 6.00%          136    66,501,084     29.69       5.797         696    488,979      75.62       81.69      26.06       82.27
6.01% - 6.50%           68    33,037,226     14.75       6.303         699    485,842      77.93       85.79      15.55       69.39
6.51% - 7.00%           62    30,580,436     13.65       6.794         694    493,233      77.81       86.69      10.05       76.51
7.01% - 7.50%           14     6,878,505      3.07       7.253         700    491,322      81.70       87.74       0.00       64.76
7.51% - 8.00%            4     2,542,750      1.14       7.673         725    635,687      78.53       81.86      67.01       15.73
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  450  $223,964,067    100.00%      5.767%        701   $497,698      75.98%      82.79%     23.70%      82.52%
====================================================================================================================================


                              Distribution By FICO

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
FICO                 Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
780 & Above             27   $11,810,315      5.27%      5.467%        790   $437,419      75.89%      81.97%     31.17%      51.38%
760 - 779               32    17,061,515      7.62       5.596         770    533,172      76.19       83.02      23.82       75.88
740 - 759               38    19,499,425      8.71       5.993         749    513,143      77.25       83.80      25.71       73.80
720 - 739               51    25,484,434     11.38       5.674         728    499,695      75.15       82.64      18.93       71.88
700 - 719               63    31,762,294     14.18       5.640         709    504,163      74.89       82.54      28.13       86.07
680 - 699               84    40,864,847     18.25       5.734         689    486,486      76.79       83.99      17.78       85.19
660 - 679               70    35,252,106     15.74       5.952         670    503,602      76.37       83.86      18.39       93.21
640 - 659               53    27,092,937     12.10       5.978         650    511,187      76.29       82.10      25.18       90.07
620 - 639               32    15,136,193      6.76       5.603         630    473,006      74.27       78.20      39.50       90.43
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  450  $223,964,067    100.00%      5.767%        701   $497,698      75.98%      82.79%     23.70%      82.52%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Original LTV

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Original LTV         Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below           2      $844,881      0.38%      5.155%        728   $422,440      34.18%      34.18%      0.00%     100.00%
40.01% - 50.00%          5     2,799,884      1.25       5.647         703    559,977      45.33       45.33      18.00       75.89
50.01% - 60.00%         20    11,263,043      5.03       5.541         706    563,152      56.17       58.15      35.14       75.07
60.01% - 70.00%         54    30,409,872     13.58       5.448         690    563,146      66.41       71.11      22.83       81.90
70.01% - 80.00%        344   167,505,198     74.79       5.820         702    486,934      78.80       86.92      24.33       82.25
80.01% - 85.00%          2     1,028,250      0.46       4.750         730    514,125      84.98       84.98       0.00      100.00
85.01% - 90.00%         15     7,006,646      3.13       6.185         709    467,110      89.67       89.67       7.33       93.97
90.01% - 95.00%          8     3,106,293      1.39       6.526         705    388,287      94.62       94.62      12.72      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  450  $223,964,067    100.00%      5.767%        701   $497,698      75.98%      82.79%     23.70%      82.52%
====================================================================================================================================


                          Distribution By Document Type

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Document Type        Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc               102   $53,069,084     23.70%      5.521%        701   $520,285      75.45%      82.67%    100.00%      80.58%
No Doc                  16     7,458,422      3.33       5.933         697    466,151      72.37       73.93       0.00       93.98
Reduced Doc            332   163,436,561     72.97       5.839         701    492,279      76.32       83.24       0.00       82.64
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  450  $223,964,067    100.00%      5.767%        701   $497,698      75.98%      82.79%     23.70%      82.52%
====================================================================================================================================


                          Distribution By Loan Purpose

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Loan Purpose         Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi           107   $50,730,129     22.65%      5.808%        682   $474,113      72.84%      76.60%     22.64%      89.04%
Purchase               270   133,099,790     59.43       5.853         710    492,962      79.00       87.61      23.09       79.17
Rate/Term Refi          73    40,134,147     17.92       5.428         697    549,783      69.97       74.67      27.05       85.41
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  450  $223,964,067    100.00%      5.767%        701   $497,698      75.98%      82.79%     23.70%      82.52%
====================================================================================================================================


                        Distribution By Occupancy Status

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Occupancy Status     Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Non Owner               68   $32,590,497     14.55%      6.189%        726   $479,272      75.86%      79.92%     26.19%       0.00%
Owner Occupied         370   184,825,711     82.52       5.668         696    499,529      76.13       83.48      23.14      100.00
Second Home             12     6,547,858      2.92       6.447         713    545,655      72.54       77.72      27.08        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  450  $223,964,067    100.00%      5.767%        701   $497,698      75.98%      82.79%     23.70%      82.52%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Property Type

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Property Type        Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family              45   $26,194,847     11.70%      6.286%        715   $582,108      76.79%      82.15%     26.72%      61.49%
Condo                   36    16,053,193      7.17       5.952         702    445,922      77.42       85.80      20.97       80.41
Hi-Rise Condo            3     2,120,100      0.95       6.507         731    706,700      80.00       85.38      31.17       46.22
PUD                     52    25,587,053     11.42       5.521         701    492,059      76.73       82.01      40.10       86.10
PUD Attached             4     1,674,600      0.75       6.398         687    418,650      80.00       94.88       0.00      100.00
PUD Detached            36    19,035,232      8.50       5.843         695    528,756      78.12       86.23      18.16       88.62
Single Family          157    75,433,229     33.68       5.381         696    480,466      72.80       78.08      27.82       88.77
Single Family Att.       3     1,757,649      0.78       6.089         719    585,883      75.09       85.81      23.19      100.00
Single Family Det.     112    55,249,296     24.67       6.029         702    493,297      78.06       87.24      12.54       80.86
Townhouse                2       858,867      0.38       5.363         747    429,433      85.48       85.48       0.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  450  $223,964,067    100.00%      5.767%        701   $497,698      75.98%      82.79%     23.70%      82.52%
====================================================================================================================================


                              Distribution By State

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
State                Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA - Southern          175   $87,767,402     39.19%      5.621%        699   $501,528      75.04%      81.95%     26.54%      80.20%
CA - Northern           83    41,317,664     18.45       5.658         707    497,803      75.67       83.50      23.79       82.41
NY                      34    16,959,350      7.57       6.250         701    498,804      78.12       83.92      10.35       83.51
NJ                      18     9,281,095      4.14       6.439         704    515,616      76.45       79.12      13.71       82.55
MA                      18     8,890,252      3.97       6.261         710    493,903      78.79       86.43      32.78       71.40
FL                      13     6,985,160      3.12       5.838         712    537,320      77.08       82.69      16.76       90.54
IL                      12     6,846,111      3.06       5.978         689    570,509      72.20       81.01      16.34       81.46
VA                      13     5,872,739      2.62       5.623         702    451,749      77.08       85.65      23.93       89.10
MD                      11     4,693,894      2.10       6.083         681    426,718      74.99       86.04      17.26      100.00
WA                       9     4,351,740      1.94       5.753         683    483,527      80.00       90.58      34.85       89.44
Other                   64    30,998,658     13.84       5.637         702    484,354      76.94       81.97      25.76       85.47
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  450  $223,964,067    100.00%      5.767%        701   $497,698      75.98%      82.79%     23.70%      82.52%
====================================================================================================================================


                            Distribution By Zip Code

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Zip Code             Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
92562                    4    $2,189,889      0.98%      5.892%        663   $547,472      81.71%      85.56%     19.24%     100.00%
90066                    3     1,990,000      0.89       5.753         684    663,333      76.22       83.76       0.00      100.00
91362                    4     1,965,504      0.88       5.801         667    491,376      75.39       80.43      31.27       75.83
90291                    3     1,907,248      0.85       6.353         655    635,749      74.44       81.31       0.00      100.00
90069                    3     1,760,768      0.79       5.782         673    586,923      68.66       76.55      35.82      100.00
93065                    4     1,590,079      0.71       5.884         651    397,520      80.00       85.90      76.60      100.00
11432                    3     1,524,814      0.68       6.536         749    508,271      79.56       92.88       0.00       67.21
91941                    2     1,460,000      0.65       5.639         746    730,000      77.84       83.12       0.00      100.00
92064                    3     1,441,000      0.64       5.300         688    480,333      64.97       74.98      41.64      100.00
95030                    1     1,400,000      0.63       6.000         713  1,400,000      64.22       64.22     100.00      100.00
Other                  420   206,734,765     92.31       5.756         703    492,226      76.09       82.93      23.31       81.54
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  450  $223,964,067    100.00%      5.767%        701   $497,698      75.98%      82.79%     23.70%      82.52%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Distribution By Remaining Months to Maturity

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
Remaining Months      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
  to Maturity        Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
301 - 360              450  $223,964,067    100.00%      5.767%        701   $497,698      75.98%      82.79%     23.70%      82.52%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  450  $223,964,067    100.00%      5.767%        701   $497,698      75.98%      82.79%     23.70%      82.52%
====================================================================================================================================


                        Distribution By Amortization Type

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Amortization Type    Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 YearARM               3    $1,683,804      0.75%      6.644%        699   $561,268      80.00%      84.31%     76.24%     100.00%
3 Year ARM             234   115,961,031     51.78       5.925         699    495,560      76.99       84.50      20.49       77.81
5 Year ARM             163    80,426,479     35.91       5.738         699    493,414      73.77       78.94      29.84       83.33
6 Month ARM             49    25,494,352     11.38       5.064         718    520,293      78.06       87.14      15.81      100.00
7 Year ARM               1       398,400      0.18       6.875         707    398,400      80.00       80.00       0.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  450  $223,964,067    100.00%      5.767%        701   $497,698      75.98%      82.79%     23.70%      82.52%
====================================================================================================================================


                    Distribution By Original Prepayment Term

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Prepayment Term      Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                      415  $206,021,728     91.99%      5.767%        700   $496,438      75.72%      82.27%     23.68%      82.68%
24                       1       794,730      0.35       6.750         751    794,730      80.00       80.00       0.00        0.00
30                       1       650,000      0.29       6.375         746    650,000      76.47       76.47       0.00      100.00
36                      32    16,138,633      7.21       5.720         710    504,332      79.04       89.92      24.34       85.72
60                       1       358,976      0.16       4.500         730    358,976      80.00       80.00     100.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  450  $223,964,067    100.00%      5.767%        701   $497,698      75.98%      82.79%     23.70%      82.52%
====================================================================================================================================


                          Distribution By Periodic Cap

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Periodic Cap         Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                  281  $142,695,180     63.71%      5.977%        703   $507,812      76.68%      84.42%     18.18%      79.83%
2.00%                  168    80,583,253     35.98       5.407         698    479,662      74.93       80.15      32.81       87.15
5.00%                    1       685,634      0.31       4.250         707    685,634      54.43       54.43     100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  450  $223,964,067    100.00%      5.767%        701   $497,698      75.98%      82.79%     23.70%      82.52%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution By Months to Rate Reset

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
Months to Rate        Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
    Reset            Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 & Below              49   $25,494,352     11.38%      5.064%        718   $520,293      78.06%      87.14%     15.81%     100.00%
21 - 30                  1       396,881      0.18       4.625         646    396,881      40.00       40.00       0.00      100.00
31 - 40                233   115,564,151     51.60       5.929         699    495,983      77.12       84.65      20.56       77.73
51 - 60                163    80,426,479     35.91       5.738         699    493,414      73.77       78.94      29.84       83.33
81 - 90                  1       398,400      0.18       6.875         707    398,400      80.00       80.00       0.00      100.00
111 - 120                3     1,683,804      0.75       6.644         699    561,268      80.00       84.31      76.24      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  450  $223,964,067    100.00%      5.767%        701   $497,698      75.98%      82.79%     23.70%      82.52%
====================================================================================================================================


                      Distribution By Maximum Lifetime Rate

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
Maximum Lifetime      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
      Rate           Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
9.49% & Below            7    $3,659,070      1.63%      4.211%        727   $522,724      60.68%      60.68%     90.32%     100.00%
9.50% - 9.99%            3     1,700,434      0.76       3.805         711    566,811      74.66       74.66      43.76      100.00
10.00% - 10.49%          7     3,034,906      1.36       4.227         720    433,558      71.12       75.08       0.00      100.00
10.50% - 10.99%         33    16,382,823      7.31       4.824         697    496,449      74.36       78.31      47.33       92.56
11.00% - 11.49%        101    52,437,293     23.41       5.180         713    519,181      76.08       83.35      23.63       90.59
11.50% - 11.99%        147    71,028,121     31.71       5.772         697    483,184      74.97       81.92      26.13       83.75
12.00% - 12.49%         74    37,832,753     16.89       6.218         692    511,253      77.62       84.12      15.01       77.33
12.50% - 12.99%         57    27,454,818     12.26       6.778         699    481,663      78.70       87.87      12.35       71.20
13.00% - 13.49%         19     9,411,100      4.20       7.120         702    495,321      79.17       86.34       7.02       58.18
13.50% - 13.99%          2     1,022,750      0.46       7.696         709    511,375      76.34       84.62      57.10        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  450  $223,964,067    100.00%      5.767%        701   $497,698      75.98%      82.79%     23.70%      82.52%
====================================================================================================================================


                      Distribution By Minimum Lifetime Rate

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
Minimum Lifetime      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
      Rate           Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00% - 2.49%           68   $34,658,100     15.47%      4.893%        718   $509,678      75.88%      82.60%     24.30%      97.98%
2.50% - 2.99%          380   188,385,767     84.11       5.928         698    495,752      75.99       82.80      23.70       79.60
3.00% - 3.49%            1       565,200      0.25       6.625         720    565,200      79.94       94.93       0.00      100.00
4.00% - 4.49%            1       355,000      0.16       4.375         805    355,000      78.02       78.02       0.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  450  $223,964,067    100.00%      5.767%        701   $497,698      75.98%      82.79%     23.70%      82.52%
====================================================================================================================================


                             Distribution By Margin

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Margin               Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00% - 2.49%           69   $35,013,100     15.63%      4.888%        718   $507,436      75.90%      82.55%     24.06%      98.00%
2.50% - 2.99%          380   188,385,767     84.11       5.928         698    495,752      75.99       82.80      23.70       79.60
3.00% - 3.49%            1       565,200      0.25       6.625         720    565,200      79.94       94.93       0.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  450  $223,964,067    100.00%      5.767%        701   $497,698      75.98%      82.79%     23.70%      82.52%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution By First Adjustment Cap

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
First Adjustment      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
      Cap            Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                   49   $25,494,352     11.38%      5.064%        718   $520,293      78.06%      87.14%     15.81%     100.00%
2.00%                   16     6,774,421      3.02       4.571         700    423,401      73.69       73.87       5.30       89.68
3.00%                  100    49,958,407     22.31       5.468         702    499,584      75.33       81.85      33.25       85.08
5.00%                  284   141,007,887     62.96       6.064         698    496,507      75.95       82.80      22.23       78.02
6.00%                    1       729,000      0.33       4.500         740    729,000      76.74       76.74     100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  450  $223,964,067    100.00%      5.767%        701   $497,698      75.98%      82.79%     23.70%      82.52%
====================================================================================================================================


                      Distribution By Periodic Lifetime Cap

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
Periodic Lifetime     Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
       Cap           Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.50% - 4.99%            1      $644,000      0.29%      6.125%        659   $644,000      80.00%     100.00%      0.00%     100.00%
5.00% - 5.49%           45    24,111,349     10.77       6.093         720    535,808      74.69       79.93      32.89       83.25
5.50% - 5.99%           10     5,160,800      2.30       5.319         708    516,080      77.95       89.93       7.17      100.00
6.00% - 6.49%          379   186,883,168     83.44       5.793         698    493,095      76.01       82.73      23.47       81.22
6.50% - 6.99%           10     4,693,850      2.10       4.436         742    469,385      77.84       88.56      19.37      100.00
7.00% - 7.49%            5     2,470,900      1.10       3.947         708    494,180      78.27       85.38       0.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  450  $223,964,067    100.00%      5.767%        701   $497,698      75.98%      82.79%     23.70%      82.52%
====================================================================================================================================


                       Distribution By Interest Only Loans

                                           Pct. Of                                                  Weighted
                    Number                 Pool By    Weighted                 Avg.     Weighted   Avg. Orig.
                      Of      Principal   Principal  Avg. Gross   Weighted  Principal  Avg. Orig.   Combined   Pct. Full  Pct. Owner
Interest Only Loans  Loans     Balance     Balance     Coupon    Avg. FICO   Balance      LTV          LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
No                      76   $35,504,978     15.85%      5.503%        705   $467,171      73.69%      76.70%     36.30%      80.09%
Yes                    374   188,459,089     84.15       5.816         701    503,901      76.42       83.94      21.32       82.98
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  450  $223,964,067    100.00%      5.767%        701   $497,698      75.98%      82.79%     23.70%      82.52%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap and the Effective WAC Cap. The WAC Cap and the Effective WAC Cap calculated based on an actual /360 basis (the WAC Cap plus the purchased interest rate cap not including the Class A-1 Interest Rate Cap) for each Distribution Date are as set forth in the following table. Bonds pay on the 25th. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR, six-month LIBOR, 1 year LIBOR, and 1 year CMT remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

Distribution                    Effective                     Distribution                    Effective
    Date        WAC Cap (%)    WAC Cap (%)                        Date        WAC Cap (%)    WAC Cap (%)
------------   ------------   ------------                    ------------   ------------   ------------
      Oct-04        5.29692       10.00000                          Oct-08        9.50331       10.00000
      Nov-04        5.46783       10.00000                          Nov-08        9.19655       10.00000
      Dec-04        5.65014       10.00000                          Dec-08        9.50289       10.00000
      Jan-05        5.46792       10.00000                          Jan-09        9.19613       10.00000
      Feb-05        5.56241       10.00000                          Feb-09        9.19592       10.00000
      Mar-05        6.15844       10.00000                          Mar-09       10.18095       10.18095
      Apr-05        5.56252       10.00000                          Apr-09        9.20037       10.00000
      May-05        5.74800       10.00000                          May-09        9.52891       10.00000
      Jun-05        5.56263       10.00000                          Jun-09        9.27369       10.00000
      Jul-05        5.74811       10.00000                          Jul-09       10.63847       10.63847
      Aug-05        5.65725       10.00000                          Aug-09       10.88916       10.88916
      Sep-05        5.65732       10.00000                          Sep-09       10.91565       10.91565
      Oct-05        5.84597       10.00000                          Aug-09       11.27954       11.27954
      Nov-05        5.65745       10.00000                          Sep-09       10.91571       10.91571
      Dec-05        5.84611       10.00000                          Oct-09       11.27959       11.27959
      Jan-06        5.65759       10.00000                          Nov-09       10.96375       10.96375
      Feb-06        5.75223       10.00000                          Dec-09       10.99901       10.99901
      Mar-06        6.36862       10.00000                          Jan-10       12.17770       12.17770
      Apr-06        5.75239       10.00000                          Feb-10       10.99924       10.99924
      May-06        5.94421       10.00000                          Mar-10       11.36591       11.36591
      Jun-06        5.75254       10.00000                          Apr-10       11.00088       11.00088
      Jul-06        5.94438       10.00000                          May-10       11.48493       11.48493
      Aug-06        5.84734       10.00000                          Jun-10       11.11446       11.11446
      Sep-06        5.84743       10.00000                          Jul-10       11.11446       11.11446
      Oct-06        6.04244       10.00000                          Aug-10       11.48496       11.48496
      Nov-06        5.84762       10.00000                          Sep-10       11.11448       11.11448
      Dec-06        6.04263       10.00000                          Oct-10       11.48497       11.48497
      Jan-07        5.84780       10.00000                          Nov-10       11.11450       11.11450
      Feb-07        5.94259       10.00000                          Dec-10       11.11451       11.11451
      Mar-07        6.57942       10.00000                          Jan-11       12.30535       12.30535
      Apr-07        5.94778       10.00000                          Feb-11       11.11452       11.11452
      May-07        6.16861       10.00000                          Mar-11       11.48501       11.48501
      Jun-07        6.05735       10.00000                          Apr-11       11.11454       11.11454
      Jul-07        6.50204       10.00000                          May-11       11.48503       11.48503
      Aug-07        8.36979       10.00000                          Jun-11       11.12467       11.12467
      Sep-07        8.37623       10.00000                          Jul-11       11.12679       11.12679
      Oct-07        8.65531       10.00000                          Aug-11       11.49770       11.49770
      Nov-07        8.37599       10.00000                          Sep-11       11.12682       11.12682
      Dec-07        8.65506       10.00000                          Oct-11       11.49773       11.49773
      Jan-08        8.37573       10.00000                          Nov-11       11.12685       11.12685
      Feb-08        8.80555       10.00000                          Dec-11       11.12687       11.12687
      Mar-08        9.41414       10.00000                          Jan-12       11.89426       11.89426
      Apr-08        8.81162       10.00000                          Feb-12       11.12690       11.12690
      May-08        9.12749       10.00000                          Mar-12       11.49782       11.49782
      Jun-08        8.89101       10.00000                          Apr-12       11.12693       11.12693
      Jul-08        9.34820       10.00000                          May-12       11.49785       11.49785
      Aug-08        9.19715       10.00000                          Jun-12       11.12697       11.12697
      Sep-08        9.19695       10.00000                          Jul-12       11.12698       11.12698


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Distribution                    Effective
                      Date        WAC Cap (%)    WAC Cap (%)
                  ------------   ------------   ------------
                        Aug-12       11.49790       11.49790
                        Sep-12       11.12701       11.12701
                        Oct-12       11.49793       11.49793
                        Nov-12       11.12705       11.12705
                        Dec-12       11.12706       11.12706
                        Jan-13       12.31927       12.31927
                        Feb-13       11.12710       11.12710
                        Mar-13       11.49801       11.49801
                        Apr-13       11.12713       11.12713
                        May-13       11.49805       11.49805
                        Jun-13       11.12716       11.12716
                        Jul-13       11.12718       11.12718
                        Aug-13       11.49810       11.49810
                        Sep-13       11.12721       11.12721
                        Oct-13       11.49813       11.49813
                        Nov-13       11.12724       11.12724
                        Dec-13       11.12725       11.12725
                        Jan-14       12.31948       12.31948
                        Feb-14       11.12729       11.12729
                        Mar-14       11.49821       11.49821
                        Apr-14       11.12732       11.12732
                        May-14       11.51677       11.51677
                        Jun-14       11.14839       11.14839
                        Jul-14       11.14842       11.14842


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A

This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on all Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of approximately $479,175,541 (the initial fix rate notional amount), a term of 57 months beginning on the first distribution date and a strike rate as detailed in the table below with an upper collar of 10.00%.

The Interest Rate Cap Notional Amount Amortization Schedule
-----------------------------------------------------------


Distribution Period                                   Interest Rate Cap
      (months)            Cap Strike Rate (%)        Notional Amount ($)
-------------------       -------------------        -------------------
         1                            5.29692             479,175,541.18
         2                            5.46783             465,094,798.01
         3                            5.65014             451,427,601.58
         4                            5.46792             438,161,811.59
         5                            5.56241             425,285,644.03
         6                            6.15844             412,787,660.66
         7                            5.56252             400,656,758.95
         8                            5.74800             388,882,162.16
         9                            5.56263             377,453,409.81
        10                            5.74811             366,360,348.43
        11                            5.65725             355,593,122.49
        12                            5.65732             345,142,165.71
        13                            5.84597             334,998,192.58
        14                            5.65745             325,152,190.06
        15                            5.84611             315,595,409.66
        16                            5.65759             306,319,359.64
        17                            5.75223             297,315,797.48
        18                            6.36862             288,576,722.56
        19                            5.75239             280,094,369.09
        20                            5.94421             271,861,199.21
        21                            5.75254             263,869,896.27
        22                            5.94438             256,113,358.40
        23                            5.84734             248,584,692.15
        24                            5.84743             241,277,206.41
        25                            6.04244             234,184,406.47
        26                            5.84762             227,299,988.24
        27                            6.04263             220,617,832.66
        28                            5.84780             214,132,000.30
        29                            5.94259             207,836,726.05
        30                            6.57942             201,726,414.04
        31                            5.94778             195,795,632.63
        32                            6.16861             190,039,322.78
        33                            6.05735             184,450,982.08
        34                            6.50204             179,025,446.04
        35                            8.36979             173,748,339.73
        36                            8.37623             168,592,296.92
        37                            8.65531             163,588,622.40
        38                            8.37599             158,732,927.55
        39                            8.65506             154,020,847.07
        40                            8.37573             149,448,144.23
        41                            8.80555             145,010,707.01
        42                            9.41414             140,710,343.52
        43                            8.81162             136,537,086.14
        44                            9.12749             132,487,286.67
        45                            8.89101             128,557,687.24
        46                            9.34820             124,745,230.89


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution Period                                   Interest Rate Cap
      (months)            Cap Strike Rate (%)        Notional Amount ($)
-------------------       -------------------        -------------------
        47                            9.19715             121,047,947.23
        48                            9.19695             117,461,461.02
        49                            9.50331             113,980,873.64
        50                            9.19655             110,603,065.50
        51                            9.50289             107,325,008.77
        52                            9.19613             104,143,764.68
        53                            9.19592             101,056,480.90
        54                                N/A                       0.00
        55                            9.20037              95,152,801.91
        56                            9.52891              92,331,174.57
        57                            9.27369              89,593,182.20



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix B

This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Class A-1 Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on the Class A-1 Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of approximately $76,261,689 (the initial fix rate notional amount), a term of 14 months beginning on the twenty-sixth distribution date and a strike rate as detailed in the table below with an upper collar of 10.00%.

The Interest Rate Cap Notional Amount Amortization Schedule
-----------------------------------------------------------

Distribution Period                                   Interest Rate Cap
      (months)            Cap Strike Rate (%)        Notional Amount ($)
-------------------       -------------------        -------------------
        26                            8.30749             76,261,689.35
        27                            8.33840             75,525,768.90
        28                            8.20667             74,796,299.05
        29                            8.19984             74,073,223.38
        30                            8.44294             73,356,485.91
        31                            8.10966             72,646,031.18
        32                            8.17032             71,941,804.21
        33                            8.07449             71,238,497.55
        34                            8.25458             70,541,365.08
        35                            9.16963             69,832,926.72
        36                            9.15640             69,130,689.16
        37                            9.28800             68,434,598.18
        38                            9.12426             67,744,599.98
        39                            9.26190             67,060,641.29



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.